1933 Act Registration No. 33-11351
                                                      1940 Act File No. 811-4978

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]
   Post-Effective Amendment No. 81                                          [X]

                               and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [X]
   Amendment No. 82                                                         [X]

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

         One Financial Center, Boston, Massachusetts       02111
          (Address of Principal Executive Offices)      (Zip Code)

Registrant's Telephone Number, including Area Code:  1-800-225-2365

         Jean S. Loewenberg, Esq.            Cameron S. Avery, Esq.
         Secretary                     Bell, Boyd & Lloyd LLC
         Liberty-Stein Roe             Three First National Plaza
            Funds Investment Trust     70 W. Madison Street, Suite 3300
         One Financial Center          Chicago, Illinois 60602
         Boston, Massachusetts 02111

                                    John Loder, Esq.
                                    Ropes & Gray
                                    One International Place
                                    Boston, MA 02110

                    (Name and Address of Agents for Service)

It is proposed that this filing will become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b)
[X] on February 1, 2003 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485

  LIBERTY GROWTH STOCK FUND                         Prospectus, February 1, 2003



CLASS A, B AND C SHARES

Advised by Stein Roe & Farnham Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                             2
------------------------------------------------------
Investment Goal...................................   2
Principal Investment Strategies...................   2
Principal Investment Risks........................   2
Performance History...............................   4
Your Expenses.....................................   6

YOUR ACCOUNT                                         7
------------------------------------------------------
How to Buy Shares.................................   7
Sales Charges.....................................   8
How to Exchange Shares............................  11
How to Sell Shares................................  11
Fund Policy on Trading of Fund Shares.............  12
Distribution and Service Fees.....................  12
Other Information About Your Account..............  13

MANAGING THE FUND                                   15
------------------------------------------------------
Investment Advisor................................  15
Portfolio Managers................................  15

OTHER INVESTMENT STRATEGIES AND RISKS               16
------------------------------------------------------

FINANCIAL HIGHLIGHTS                                17
------------------------------------------------------


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                Not FDIC Insured
                                                                  May Lose Value
                                                               No Bank Guarantee

 THE FUND

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in large capitalization stocks. These are stocks of companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2002, that index included companies with capitalizations between approximately $193 million and $276 billion.



The Fund's investments are diversified among industries and market sectors including, but not limited to, technology, financial services, health care, and global consumer franchise sectors. The Fund may invest up to 25% of its assets in foreign stocks. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.


The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.



MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.



SECTOR RISK is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.



Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.



GROWTH STOCKS are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.



FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of

----
2

 The Fund


those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                            ----

 The Fund

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's calendar year total returns for its Class A shares, excluding sales charges.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


   UNDERSTANDING PERFORMANCE


    CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years.(1) They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.



    AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.(2)



    The Fund's returns are compared to the Standard & Poor's 500 Index (S&P Index), an unmanaged broad-based measure of market performance. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.



 CALENDAR YEAR TOTAL RETURNS (CLASS A)(1)

     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1993    2.84%
1994   -3.78%
1995   35.63%
1996   20.94%
1997   31.62%
1998   25.54%
1999   36.61%
2000  -11.34%
2001  -23.94%
2002  -29.88%



For period shown in bar chart:                      Best quarter: 4th quarter 1999, +25.35%
                                                    Worst quarter: 3rd quarter 2001, -20.06%



(1) The calendar year total returns shown for Class A shares include the returns of the Fund's Class Z shares (the oldest existing Fund class) for periods prior to July 15, 2002, the date on which Class A shares were initially offered by the Fund. Class A shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A shares exceed expenses paid by Class Z shares.


----
4

 The Fund


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



 AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)



                                          INCEPTION DATE      1 YEAR         5 YEARS     10 YEARS

Class A (%)
                                           7/15/02
    Return Before Taxes                                           -33.91         -5.23      5.03
    Return After Taxes on Distributions                           -33.91         -6.11      3.27
    Return After Taxes on Distributions
    and Sale of Fund Shares                                       -20.82         -3.54      3.97
-------------------------------------------------------------------------------------------------
Class B (%)
                                           7/15/02
    Return Before Taxes                                           -33.58         -4.46      5.62
    Return After Taxes on Distributions                           -33.58         -5.37      3.85
    Return After Taxes on Distributions
    and Sale of Fund Shares                                       -20.62         -2.93      4.48
-------------------------------------------------------------------------------------------------
Class C (%)
                                           7/15/02
    Return Before Taxes                                           -30.79         -4.16      5.62
    Return After Taxes on Distributions                           -30.79         -5.05      3.85
    Return After Taxes on Distributions
    and Sale of Fund Shares                                       -18.90         -2.70      4.48
-------------------------------------------------------------------------------------------------
S&P Index (%)                                N/A                  -22.09         -0.58      9.34
-------------------------------------------------------------------------------------------------



(2) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class Z shares (the oldest existing Fund class) for periods prior to their inception (adjusted to reflect the sales charges applicable to Class A, Class B and Class C, respectively). These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A, Class B and Class C shares were initially offered on July 15, 2002, and Class Z shares were initially offered on July 1, 1958.


                                                                            ----

 The Fund

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

   UNDERSTANDING EXPENSES

    SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

    ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.


    EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:


    - $10,000 initial investment

    - 5% total return for each year

    - Fund operating expenses remain the same

    - Assumes reinvestment of all dividends and distributions

    - Assumes Class B shares convert to Class A shares after eight years

 SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    CLASS A             CLASS B             CLASS C

 Maximum sales charge (load) on purchases (%)
 (as a percentage of the offering price)                    5.75                0.00                 0.00
---------------------------------------------------------------------------------------------------------
 Maximum deferred sales charge (load) on
 redemptions (%)
 (as a percentage of the lesser of purchase
 price or redemption price)                                 1.00(4)              5.00                1.00
---------------------------------------------------------------------------------------------------------
 Redemption fee (%)
 (as a percentage of amount redeemed, if
 applicable)                                          (5)                 (5)                 (5)


(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(4) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.
(5)  There is a $7.50 charge for wiring sale proceeds to your bank.



 ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                CLASS A     CLASS B     CLASS C

 Management fee(6) (%)                             0.72        0.72        0.72
---------------------------------------------------------------------------------
 Distribution and service (12b-1) fees (%)         0.35(7)     1.00        1.00
---------------------------------------------------------------------------------
 Other expenses (%)                                0.61        0.61        0.61
---------------------------------------------------------------------------------
 Total annual fund operating expenses (%)          1.68(7)     2.33        2.33



(6) The Fund pays a management fee of 0.58% and an administration fee of 0.14%. Prior to July 15, 2002, the management fee was paid by the SR&F Growth Stock Portfolio, in which the Fund invested all of its assets as part of a master fund/feeder fund structure.
(7) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class A shares. If this waiver were reflected in the table, the 12b-1 fee for Class A shares would be 0.30% and the total annual fund operating expenses for Class A shares would be 1.63%. This arrangement may be modified or terminated by the distributor at any time.



 EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS

 Class A                                                 $736   $1,074   $1,435    $2,448
------------------------------------------------------------------------------------------
 Class B:     did not sell your shares                   $236   $  727   $1,245    $2,504
              sold all your shares at the end of the
              period                                     $736   $1,027   $1,445    $2,504
------------------------------------------------------------------------------------------
 Class C:     did not sell your shares                   $236   $  727   $1,245    $2,666
              sold all your shares at the end of the
              period                                     $336   $  727   $1,245    $2,666


----
6

 YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


   INVESTMENT MINIMUMS

       Initial Investment...............................  $1,000
       Subsequent Investments...........................  $50
       Automatic Investment Plan*.......................  $50
       Retirement Plan*.................................  $25

      *    The initial investment minimum of $1,000 is waived on these plans.

    The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

 OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD                                                  INSTRUCTIONS

 Through your                        Your financial advisor can help you establish your
 financial advisor                   account and buy Fund shares on your behalf. To
                                     receive the current trading day's price, your
                                     financial advisor must receive your request prior
                                     to the close of regular trading on the New York
                                     Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                                     time. Your financial advisor may charge you fees
                                     for executing the purchase for you.
---------------------------------------------------------------------------------------
 By check                            For new accounts send a completed application and
 (new account)                       check made payable to the Fund to the transfer
                                     agent, Liberty Funds Services, Inc., P.O. Box
                                     8081, Boston, MA 02266-8081.
---------------------------------------------------------------------------------------
 By check                            For existing accounts fill out and return the
 (existing account)                  additional investment stub included in your
                                     account statement, or send a letter of instruction
                                     including your Fund name and account number with a
                                     check made payable to the Fund to Liberty Funds
                                     Services, Inc., P.O. Box 8081, Boston, MA
                                     02266-8081.
---------------------------------------------------------------------------------------
 By exchange                         You or your financial advisor may acquire shares
                                     of the Fund for your account by exchanging shares
                                     you own in one fund for shares of the same class
                                     of the Fund at no additional cost. There may be an
                                     additional charge if exchanging from a money
                                     market fund. To exchange by telephone, call
                                     1-800-422-3737.
---------------------------------------------------------------------------------------
 By wire                             You may purchase shares of the Fund by wiring
                                     money from your bank account to your Fund account.
                                     To wire funds to your Fund account, call
                                     1-800-422-3737 to obtain a control number and the
                                     wiring instructions.
---------------------------------------------------------------------------------------
 By electronic                       You may purchase shares of the Fund by
 funds transfer                      electronically transferring money from your bank
                                     account to your Fund account by calling
                                     1-800-422-3737. An electronic funds transfer may
                                     take up to two business days to settle and be
                                     considered in "good form." You must set up this
                                     feature prior to your telephone request. Be sure
                                     to complete the appropriate section of the
                                     application.
---------------------------------------------------------------------------------------
 Automatic                           You may make monthly or quarterly investments
 investment plan                     automatically from your bank account to your Fund
                                     account. You may select a pre-authorized amount to
                                     be sent via electronic funds transfer. Be sure to
                                     complete the appropriate section of the
                                     application for this feature.
---------------------------------------------------------------------------------------
 Automated dollar                    You may purchase shares of the Fund for your
 cost averaging                      account by exchanging $100 or more each month from
                                     another fund for shares of the same class of the
                                     Fund at no additional cost. You must have a
                                     current balance of at least $5,000 in the fund the
                                     money is coming from. The designated amount will
                                     be exchanged on the third Tuesday of each month.
                                     Exchanges will continue so long as your fund
                                     balance is sufficient to complete the transfers.
                                     You may terminate your program or change the
                                     amount of the exchange (subject to the $100
                                     minimum) by calling 1-800-422-3737. Be sure to
                                     complete the appropriate section of the account
                                     application for this feature.
---------------------------------------------------------------------------------------
 By dividend                         You may automatically invest dividends distributed
 diversification                     by another fund into the same class of shares of
                                     the Fund at no additional sales charge. To invest
                                     your dividends in the Fund, call 1-800-345-6611.


                                                                            ----

 Your Account

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.



   CHOOSING A SHARE CLASS



    The Fund offers three classes of shares in this prospectus --
    CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.



    The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.



CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the tables below.


 CLASS A SALES CHARGES


                                     AS A % OF THE PUBLIC  AS A % OF YOUR  % OF OFFERING PRICE RETAINED
AMOUNT INVESTED                         OFFERING PRICE       INVESTMENT        BY FINANCIAL ADVISOR

 Less than $50,000                               5.75             6.10                       5.00
-------------------------------------------------------------------------------------------------------
 $50,000 to less than $100,000                   4.50             4.71                       3.75
-------------------------------------------------------------------------------------------------------
 $100,000 to less than $250,000                  3.50             3.63                       2.75
-------------------------------------------------------------------------------------------------------
 $250,000 to less than $500,000                  2.50             2.56                       2.00
-------------------------------------------------------------------------------------------------------
 $500,000 to less than $1,000,000                2.00             2.04                       1.75
-------------------------------------------------------------------------------------------------------
 $1,000,000 or more                              0.00             0.00                       0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent
Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 PURCHASES OVER $1 MILLION


AMOUNT PURCHASED           COMMISSION %

 Less than $3 million            1.00
---------------------------------------
 $3 million to less than
 $5 million                      0.80
---------------------------------------
 $5 million to less than
 $25 million                     0.50
---------------------------------------
 $25 million or more             0.25


----
8

 Your Account

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.


For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.


   UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


    Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.



REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through RIGHTS OF ACCUMULATION. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your purchase will receive the lower sales charge. The second is by signing a STATEMENT OF INTENT within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.



CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.


PURCHASES OF LESS THAN $250,000:

 CLASS B SALES CHARGES

HOLDING PERIOD AFTER PURCHASE  % DEDUCTED WHEN SHARES ARE SOLD

 Through first year                                5.00
--------------------------------------------------------------
 Through second year                               4.00
--------------------------------------------------------------
 Through third year                                3.00
--------------------------------------------------------------
 Through fourth year                               3.00
--------------------------------------------------------------
 Through fifth year                                2.00
--------------------------------------------------------------
 Through sixth year                                1.00
--------------------------------------------------------------
 Longer than six years                             0.00

Commission to financial advisors is 5.00%.
Automatic conversion to Class A shares occurs eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to


                                                                            ----

 Your Account


see whether it participates in the discount program for larger purchases. For participating financial advisors, RIGHTS OF ACCUMULATION apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.


PURCHASES OF $250,000 TO LESS THAN $500,000:

 CLASS B SALES CHARGES

HOLDING PERIOD AFTER PURCHASE  % DEDUCTED WHEN SHARES ARE SOLD

 Through first year                                3.00
--------------------------------------------------------------
 Through second year                               2.00
--------------------------------------------------------------
 Through third year                                1.00
--------------------------------------------------------------
 Longer than three years                           0.00

Commission to financial advisors is 2.50%.
Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

 CLASS B SALES CHARGES

HOLDING PERIOD AFTER PURCHASE  % DEDUCTED WHEN SHARES ARE SOLD

 Through first year                                3.00
--------------------------------------------------------------
 Through second year                               2.00
--------------------------------------------------------------
 Through third year                                1.00

Commission to financial advisors is 1.75%.
Automatic conversion to Class A shares occurs three years after purchase.


If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor who does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or to a financial advisor who does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.


CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

 CLASS C SALES CHARGES

HOLDING PERIOD AFTER PURCHASE  % DEDUCTED WHEN SHARES ARE SOLD

 Through first year                                1.00
--------------------------------------------------------------
 Longer than one year                              0.00

----
10

 Your Account

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


                                                                            ----

 Your Account

 OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD                                                  INSTRUCTIONS

 Through your                        You may call your financial advisor to place your
 financial advisor                   sell order. To receive the current trading day's
                                     price, your financial advisor must receive your
                                     request prior to the close of regular trading on
                                     the NYSE, usually 4:00 p.m. Eastern time. Your
                                     financial advisor may charge you fees for
                                     executing a redemption for you.
---------------------------------------------------------------------------------------
 By exchange                         You or your financial advisor may sell shares of
                                     the Fund by exchanging from the Fund into the same
                                     share class of another fund distributed by Liberty
                                     Funds Distributor, Inc. at no additional cost. To
                                     exchange by telephone, call 1-800-422-3737.
---------------------------------------------------------------------------------------
 By telephone                        You or your financial advisor may sell shares of
                                     the Fund by telephone and request that a check be
                                     sent to your address of record by calling
                                     1-800-422-3737, unless you have notified the Fund
                                     of an address change within the previous 30 days.
                                     The dollar limit for telephone sales is $100,000
                                     in a 30-day period. You do not need to set up this
                                     feature in advance of your call. Certain
                                     restrictions apply to retirement accounts. For
                                     details, call 1-800-345-6611.
---------------------------------------------------------------------------------------
 By mail                             You may send a signed letter of instruction or
                                     stock power form along with any share certificates
                                     to be sold to the address below. In your letter of
                                     instruction, note the Fund's name, share class,
                                     account number, and the dollar value or number of
                                     shares you wish to sell. All account owners must
                                     sign the letter, and signatures must be guaranteed
                                     by either a bank, a member firm of a national
                                     stock exchange or another eligible guarantor
                                     institution. Additional documentation is required
                                     for sales by corporations, agents, fiduciaries,
                                     surviving joint owners and individual retirement
                                     account owners. For details, call 1-800-345-6611.
                                     Mail your letter of instruction to Liberty Funds
                                     Services, Inc., P.O. Box 8081, Boston, MA
                                     02266-8081.
---------------------------------------------------------------------------------------
 By wire                             You may sell shares of the Fund and request that
                                     the proceeds be wired to your bank. You must set
                                     up this feature prior to your telephone request.
                                     Be sure to complete the appropriate section of the
                                     account application for this feature.
---------------------------------------------------------------------------------------
 By systematic                       You may automatically sell a specified dollar
 withdrawal plan                     amount or percentage of your account on a monthly,
                                     quarterly or semi-annual basis and have the
                                     proceeds sent to you if your account balance is at
                                     least $5,000. This feature is not available if you
                                     hold your shares in certificate form. All dividend
                                     and capital gains distributions must be
                                     reinvested. Be sure to complete the appropriate
                                     section of the account application for this
                                     feature.
---------------------------------------------------------------------------------------
 By electronic                       You may sell shares of the Fund and request that
 funds transfer                      the proceeds be electronically transferred to your
                                     bank. Proceeds may take up to two business days to
                                     be received by your bank. You must set up this
                                     feature prior to your request. Be sure to complete
                                     the appropriate section of the account application
                                     for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.) reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive.


DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of the Class A share distribution fee so that it does not exceed 0.05% annually. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account--Sales Charges" for the conversion schedule applicable to Class B shares.


----
12

 Your Account

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).


When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.


DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

 TYPES OF DISTRIBUTIONS

 Dividends       Represents interest and dividends earned from
                 securities held by the Fund, net of expenses
                 incurred by the Fund.
-------------------------------------------------------------------
 Capital gains   Represents net long-term capital gains on sales of
                 securities held for more than 12 months and net
                 short-term capital gains, which are gains on sales
                 of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends at least annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

   UNDERSTANDING FUND DISTRIBUTIONS


    The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


                                                                            ----

 Your Account

 DISTRIBUTION OPTIONS

 Reinvest all distributions in additional shares
 of your current fund
---------------------------------------------------------
 Reinvest all distributions in shares of another
 fund
---------------------------------------------------------
 Receive dividends in cash (see options below) and
 reinvest capital gains
---------------------------------------------------------
 Receive all distributions in cash (with one of
 the following options):

    -   send the check to your address of record
    -   send the check to a third party address
    -   transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.



TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.


----
14

 MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. Stein Roe is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Stein Roe has advised and managed mutual funds since 1949. As of December 31, 2002, Stein Roe managed over $14.6 billion in assets.


Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Stein Roe is a registered investment advisor.


For the 2002 fiscal year, aggregate advisory fees paid to Stein Roe by the Fund amounted to 0.58% of average daily net assets of the Fund.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
ERIK P. GUSTAFSON, a senior vice president of Stein Roe, has managed the Fund since 1994. Mr. Gustafson joined Stein Roe in 1992 as a portfolio manager for privately managed accounts. He holds a B.A. degree from the University of Virginia and M.B.A. and J.D. degrees from Florida State University.


DAVID P. BRADY, a senior vice president of Stein Roe, has been an associate manager for the Fund since 1995. Mr. Brady joined Stein Roe in 1993 and has managed various other funds for Stein Roe since March, 1995. He holds a B.S. degree in finance, graduating magna cum laude, from the University of Arizona, and an M.B.A. degree from the University of Chicago.


                                                                            ----

 OTHER INVESTMENT STRATEGIES AND RISKS


The Fund's principal investment strategies and their associated risks are described under "The Fund--Principal Investment Strategies" and "The Fund--Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal. These types of securities and investment practices, their associated risks and the Fund's fundamental and non-fundamental investment policies are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.





PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

There are no restrictions on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's total return.


INTERFUND LENDING PROGRAM
--------------------------------------------------------------------------------
The Fund may lend money to and borrow from other funds advised by Stein Roe. The Fund will do so when the advisor believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

----
16

 FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report. You can request a free annual report by calling 1-800-426-3750.


 THE FUND


                                           PERIOD ENDED
                                          SEPTEMBER 30,
                                             2002(A)
                                             CLASS A

 NET ASSET VALUE --
 BEGINNING OF PERIOD ($)                        9.98
--------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(b)                       (0.01)
  Net realized and unrealized loss on
  investments                                  (1.14)
--------------------------------------------------------
  Total from Investment Operations             (1.15)
--------------------------------------------------------
 NET ASSET VALUE --
 END OF PERIOD ($)                              8.83
--------------------------------------------------------
 TOTAL RETURN (%)(C)(D)(E)                    (11.52)
--------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (%):
  Expenses(f)(g)                                1.63
  Net investment loss(f)(g)                    (0.41)
  Waiver/reimbursement(g)                       0.05
 Portfolio turnover rate (%)                      71
 Net assets, end of period (000's) ($)        81,442



(a) Class A shares were initially offered on July 15, 2002. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the distributor not waived a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)  Annualized.



                                                                            ----

 THE FUND


                                           PERIOD ENDED
                                          SEPTEMBER 30,
                                             2002(A)
                                             CLASS B

 NET ASSET VALUE --
 BEGINNING OF PERIOD ($)                         9.65
--------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(b)                        (0.02)
  Net realized and unrealized loss on
  investments                                   (1.11)
--------------------------------------------------------
  Total from Investment Operations              (1.13)
--------------------------------------------------------
 NET ASSET VALUE --
 END OF PERIOD ($)                               8.52
--------------------------------------------------------
 TOTAL RETURN (%)(C)(D)                        (11.71)
--------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (%):
  Expenses(e)(f)                                 2.33
  Net investment loss(e)(f)                     (1.11)
 Portfolio turnover rate (%)                       71
 Net assets, end of period (000's) ($)        306,561



(a) Class B shares were initially offered on July 15, 2002. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(f)  Annualized.



----
18

 THE FUND


                                           PERIOD ENDED
                                          SEPTEMBER 30,
                                             2002(A)
                                             CLASS C

 NET ASSET VALUE --
 BEGINNING OF PERIOD ($)                        9.64
--------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(b)                       (0.02)
  Net realized and unrealized loss on
  investments                                  (1.10)
--------------------------------------------------------
  Total from Investment Operations             (1.12)
--------------------------------------------------------
 NET ASSET VALUE --
 END OF PERIOD ($)                              8.52
--------------------------------------------------------
 TOTAL RETURN (%)(C)(D)                       (11.62)
--------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (%):
  Expenses(e)(f)                                2.33
  Net investment loss(e)(f)                    (1.11)
 Portfolio turnover rate (%)                      71
 Net assets, end of period (000's) ($)        28,093



(a) Class C shares were initially offered on July 15, 2002. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(f)  Annualized.



                                                                            ----

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:


Liberty-Stein Roe Funds Investment Trust: 811-4978


-  Liberty Growth Stock Fund (formerly named Stein Roe Growth Stock Fund)

--------------------------------------------------------------------------------

[LOGO]


                                                                755-01/520M-0103

  LIBERTY GROWTH STOCK FUND                         Prospectus, February 1, 2003



CLASS Z SHARES

Advised by Stein Roe & Farnham Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                             2
------------------------------------------------------
Investment Goal...................................   2
Principal Investment Strategies...................   2
Principal Investment Risks........................   2
Performance History...............................   4
Your Expenses.....................................   5

YOUR ACCOUNT                                         6
------------------------------------------------------
How to Buy Shares.................................   6
Eligible Investors................................   7
Sales Charges.....................................   8
How to Exchange Shares............................   8
How to Sell Shares................................   8
Fund Policy on Trading of Fund Shares.............   9
Other Information About Your Account..............  10

MANAGING THE FUND                                   12
------------------------------------------------------
Investment Advisor................................  12
Portfolio Managers................................  12

OTHER INVESTMENT STRATEGIES AND RISKS               13
------------------------------------------------------

FINANCIAL HIGHLIGHTS                                14
------------------------------------------------------


Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                Not FDIC Insured
                                                                  May Lose Value
                                                               No Bank Guarantee

 THE FUND

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in large capitalization stocks. These are stocks of companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2002, that index included companies with capitalizations between approximately $193 million and $276 billion.



The Fund's investments are diversified among industries and market sectors including, but not limited to, technology, financial services, health care, and global consumer franchise sectors. The Fund may invest up to 25% of its assets in foreign stocks. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.


The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."




PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.



MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.



SECTOR RISK is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.



Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.



GROWTH STOCKS are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.



FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of

----
2

 The Fund


those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                            ----

 The Fund

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns (before taxes) for its Class Z shares. The Fund did not have separate classes of shares prior to July 15, 2002; on that date, the Fund's outstanding shares were redesignated as Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


   UNDERSTANDING PERFORMANCE


    CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.



    AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class Z average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.


    The Fund's returns are compared to the Standard & Poor's 500 Index (S&P Index), an unmanaged broad-based measure of market performance. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

 CALENDAR YEAR TOTAL RETURNS (CLASS Z)
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1993    2.84%
1994   -3.78%
1995   35.63%
1996   20.94%
1997   31.62%
1998   25.54%
1999   36.61%
2000  -11.34%
2001  -23.94%
2002  -29.56%



 For period shown in bar chart:                     Best quarter: 4th quarter 1999, +25.35%
                                                    Worst quarter: 3rd quarter 2001, -20.06%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002


                                          INCEPTION
                                            DATE         1 YEAR         5 YEARS     10 YEARS

Class Z (%)                                 7/1/58
  Return Before Taxes                                        -29.56         -4.02      5.70
  Return After Taxes on Distributions                        -29.56         -4.91      3.93
  Return After Taxes on Distributions
  and Sale of Fund Shares                                    -18.15         -2.60      4.54
--------------------------------------------------------------------------------------------
S&P Index (%)                                  N/A           -22.09         -0.58      9.34
--------------------------------------------------------------------------------------------


----
4

 The Fund

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

   UNDERSTANDING EXPENSES

    ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

    EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

    - $10,000 initial investment

    - 5% total return for each year

    - Fund operating expenses remain the same

    - Assumes reinvestment of all dividends and distributions

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

 Maximum sales charge (load) on purchases (%)
 (as a percentage of the offering price)               0.00
-----------------------------------------------------------
 Maximum deferred sales charge (load) on
 redemptions (%)
 (as a percentage of the lesser of purchase price
 or redemption price)                                  0.00
-----------------------------------------------------------
 Redemption fee (%)
 (as a percentage of amount redeemed, if
 applicable)                                          (2)


(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(2)  There is a $7.50 charge for wiring sale proceeds to your bank.



 ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


 Management fee(3) (%)                              0.72
--------------------------------------------------------
 Distribution and service (12b-1) fees (%)          0.00
--------------------------------------------------------
 Other expenses(4) (%)                              0.26
--------------------------------------------------------
 Total annual fund operating expenses(4) (%)        0.98



(3) The Fund pays a management fee of 0.58% and an administration fee of 0.14%. Prior to July 15, 2002, the management fee was paid by the SR&F Growth Stock Portfolio, in which the Fund invested all of its assets as part of a master fund/feeder fund structure.
(4) The advisor has voluntarily agreed to waive a portion of the transfer agency fees so that transfer agency expenses will not exceed 0.05%. If this waiver were reflected in the table, other expenses would be 0.19% and total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) would be 0.91%. This arrangement may be modified or terminated by the advisor at any time.



 EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


1 YEAR  3 YEARS  5 YEARS  10 YEARS

 $100    $312     $542     $1,201


                                                                            ----

 YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


 OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD                                                  INSTRUCTIONS

 Through your                        Your financial advisor can help you establish your
 financial advisor                   account and buy Fund shares on your behalf. To
                                     receive the current trading day's price, your
                                     financial advisor must receive your request prior
                                     to the close of regular trading on the New York
                                     Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                                     time. Your financial advisor may charge you fees
                                     for executing the purchase for you.
---------------------------------------------------------------------------------------
 By check                            For new accounts send a completed application and
 (new account)                       check made payable to the Fund to the transfer
                                     agent, Liberty Funds Services, Inc., P.O. Box
                                     8081, Boston, MA 02266-8081.
---------------------------------------------------------------------------------------
 By check                            For existing accounts fill out and return the
 (existing account)                  additional investment stub included in your
                                     account statement, or send a letter of instruction
                                     including your Fund name and account number with a
                                     check made payable to the Fund to Liberty Funds
                                     Services, Inc., P.O. Box 8081, Boston, MA
                                     02266-8081.
---------------------------------------------------------------------------------------
 By exchange                         You or your financial advisor may acquire shares
                                     of the Fund for your account by exchanging shares
                                     you own in one fund for shares of the same class
                                     or Class A of the Fund at no additional cost.
                                     There may be an additional charge if exchanging
                                     from a money market fund. To exchange by
                                     telephone, call 1-800-338-2550.
---------------------------------------------------------------------------------------
 By wire                             You may purchase shares of the Fund by wiring
                                     money from your bank account to your Fund account.
                                     To wire funds to your Fund account, call
                                     1-800-338-2550 to obtain a control number and the
                                     wiring instructions.
---------------------------------------------------------------------------------------
 By electronic                       You may purchase shares of the Fund by
 funds transfer                      electronically transferring money from your bank
                                     account to your Fund account by calling
                                     1-800-338-2550. An electronic funds transfer may
                                     take up to two business days to settle and be
                                     considered in "good form." You must set up this
                                     feature prior to your telephone request. Be sure
                                     to complete the appropriate section of the
                                     application.
---------------------------------------------------------------------------------------
 Automatic                           You may make monthly or quarterly investments
 investment plan                     automatically from your bank account to your Fund
                                     account. You may select a pre-authorized amount to
                                     be sent via electronic funds transfer. Be sure to
                                     complete the appropriate section of the
                                     application for this feature.
---------------------------------------------------------------------------------------
 Automated dollar                    You may purchase shares of the Fund for your
 cost averaging                      account by exchanging $100 or more each month from
                                     another fund for shares of the same class of the
                                     Fund at no additional cost. You must have a
                                     current balance of at least $5,000 in the fund the
                                     money is coming from. The designated amount will
                                     be exchanged on the third Tuesday of each month.
                                     Exchanges will continue so long as your fund
                                     balance is sufficient to complete the transfers.
                                     You may terminate your program or change the
                                     amount of the exchange (subject to the $100
                                     minimum) by calling 1-800-338-2550. Be sure to
                                     complete the appropriate section of the account
                                     application for this feature.
---------------------------------------------------------------------------------------
 By dividend                         You may automatically invest dividends distributed
 diversification                     by another fund into the same class of shares of
                                     the Fund at no additional sales charge. To invest
                                     your dividends in the Fund, call 1-800-338-2550.


----
6

 Your Account


ELIGIBLE INVESTORS
--------------------------------------------------------------------------------

Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. The Eligible Investors described below are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are as follows:


$1,000 minimum initial investment


    - any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. (distributor) (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchanging with Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by the distributor;



    - any trustee or director (or family member) of any fund distributed by the distributor; and



    - any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.


$100,000 minimum initial investment


    - clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee; and



    - any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.


No minimum initial investment


    - any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);



    - a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third-party broker-dealer;



    - investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and



    - any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.



The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


                                                                            ----

 Your Account


SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

   CHOOSING A SHARE CLASS

    The Fund offers one class of shares in this prospectus -- CLASS Z.


    The Fund also offers three additional classes of shares -- Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for Class Z or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-338-2550.


HOW TO SELL SHARES
--------------------------------------------------------------------------------

You may sell shares of the Fund on any regular business day that the NYSE is open.



When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-338-2550. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.



The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


----
8

 Your Account


 OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD                                                  INSTRUCTIONS

 Through your                        You may call your financial advisor to place your
 financial advisor                   sell order. To receive the current trading day's
                                     price, your financial advisor must receive your
                                     request prior to the close of regular trading on
                                     the NYSE, usually 4:00 p.m. Eastern time. Your
                                     financial advisor may charge you fees for
                                     executing a redemption for you.
---------------------------------------------------------------------------------------
 By exchange                         You or your financial advisor may sell shares of
                                     the Fund by exchanging from the Fund into Class Z
                                     shares or Class A shares of another fund
                                     distributed by Liberty Funds Distributor, Inc. at
                                     no additional cost. To exchange by telephone, call
                                     1-800-338-2550.
---------------------------------------------------------------------------------------
 By telephone                        You or your financial advisor may sell shares of
                                     the Fund by telephone and request that a check be
                                     sent to your address of record by calling
                                     1-800-338-2550, unless you have notified the Fund
                                     of an address change within the previous 30 days.
                                     The dollar limit for telephone sales is $100,000
                                     in a 30-day period. You do not need to set up this
                                     feature in advance of your call. Certain
                                     restrictions apply to retirement accounts. For
                                     details, call 1-800-338-2550.
---------------------------------------------------------------------------------------
 By mail                             You may send a signed letter of instruction to the
                                     address below. In your letter of instruction, note
                                     the Fund's name, share class, account number, and
                                     the dollar value or number of shares you wish to
                                     sell. All account owners must sign the letter, and
                                     signatures must be guaranteed by either a bank, a
                                     member firm of a national stock exchange or
                                     another eligible guarantor institution. Additional
                                     documentation is required for sales by
                                     corporations, agents, fiduciaries, surviving joint
                                     owners and individual retirement account owners.
                                     For details, call 1-800-338-2550.
                                     Mail your letter of instruction to Liberty Funds
                                     Services, Inc., P.O. Box 8081, Boston, MA
                                     02266-8081.
---------------------------------------------------------------------------------------
 By wire                             You may sell shares of the Fund and request that
                                     the proceeds be wired to your bank. You must set
                                     up this feature prior to your telephone request.
                                     Be sure to complete the appropriate section of the
                                     account application for this feature.
---------------------------------------------------------------------------------------
 By systematic                       You may automatically sell a specified dollar
 withdrawal plan                     amount or percentage of your account on a monthly,
                                     quarterly or semi-annual basis and have the
                                     proceeds sent to you if your account balance is at
                                     least $5,000. All dividend and capital gains
                                     distributions must be reinvested. Be sure to
                                     complete the appropriate section of the account
                                     application for this feature.
---------------------------------------------------------------------------------------
 By electronic                       You may sell shares of the Fund and request that
 funds transfer                      the proceeds be electronically transferred to your
                                     bank. Proceeds may take up to two business days to
                                     be received by your bank. You must set up this
                                     feature prior to your request. Be sure to complete
                                     the appropriate section of the account application
                                     for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.) reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive.


                                                                            ----

 Your Account


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).


When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class Z shares.

----
10

 Your Account


DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

 TYPES OF DISTRIBUTIONS

 Dividends       Represents interest and dividends earned from
                 securities held by the Fund, net of expenses
                 incurred by the Fund.
-------------------------------------------------------------------
 Capital gains   Represents net long-term capital gains on sales of
                 securities held for more than 12 months and net
                 short-term capital gains, which are gains on sales
                 of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund distributes dividends at least annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-338-2550.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

   UNDERSTANDING FUND DISTRIBUTIONS


    The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


 DISTRIBUTION OPTIONS

 Reinvest all distributions in additional shares
 of your current fund
---------------------------------------------------------
 Reinvest all distributions in shares of another
 fund
---------------------------------------------------------
 Receive dividends in cash (see options below) and
 reinvest capital gains
---------------------------------------------------------
 Receive all distributions in cash (with one of
 the following options):

    -   send the check to your address of record

    -   send the check to a third party address

    -   transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.



TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.


                                                                            ----

 MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. Stein Roe is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Stein Roe has advised and managed mutual funds since 1949. As of December 31, 2002, Stein Roe managed over $14.6 billion in assets.


Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Stein Roe is a registered investment advisor.


For the 2002 fiscal year, aggregate advisory fees paid to Stein Roe by the Fund amounted to 0.58% of average daily net assets of the Fund.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
ERIK P. GUSTAFSON, a senior vice president of Stein Roe, has managed the Fund since 1994. Mr. Gustafson joined Stein Roe in 1992 as a portfolio manager for privately managed accounts. He holds a B.A. degree from the University of Virginia and M.B.A. and J.D. degrees from Florida State University.


DAVID P. BRADY, a senior vice president of Stein Roe, has been an associate manager for the Fund since 1995. Mr. Brady joined Stein Roe in 1993 and has managed various other funds for Stein Roe since March, 1995. He holds a B.S. degree in finance, graduating magna cum laude, from the University of Arizona, and an M.B.A. degree from the University of Chicago.


----
12

 OTHER INVESTMENT STRATEGIES AND RISKS


The Fund's principal investment strategies and their associated risks are described under "The Fund--Principal Investment Strategies" and "The Fund--Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal. These types of securities and investment practices, their associated risks and the Fund's fundamental and non-fundamental investment policies, are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.





PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

There are no restrictions on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's total return.


INTERFUND LENDING PROGRAM
--------------------------------------------------------------------------------
The Fund may lend money to and borrow from other funds advised by Stein Roe. The Fund will do so when the advisor believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                                                                            ----

 FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the last five fiscal years which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements, which for the four years ended September 30, 2002, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the year ended September 30, 1998, is included in the Fund's financial statements and has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.


 THE FUND


                                                       YEAR ENDED SEPTEMBER 30,
                                          2002(A)     2001       2000       1999      1998
                                          CLASS Z   CLASS Z    CLASS Z    CLASS Z   CLASS Z

 NET ASSET VALUE --
 BEGINNING OF PERIOD ($)                    28.34      59.67       47.20     34.71     35.29
--------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(b)(c)         0.02      (0.02)      (0.25)    (0.08)    (0.04)
  Net realized and unrealized gain
  (loss) on investments                     (7.20)    (23.33)      16.16     12.57      1.61
--------------------------------------------------------------------------------------------
  Total from Investment Operations          (7.18)    (23.35)      15.91     12.49      1.57
--------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS ($):
  From net realized gains                   --         (7.98)      (3.44)    --        (2.15)
--------------------------------------------------------------------------------------------
 NET ASSET VALUE --
 END OF PERIOD ($)                          21.16      28.34       59.67     47.20     34.71
--------------------------------------------------------------------------------------------
 TOTAL RETURN (%)(d)                       (25.34)(e)   (43.48)      35.04    35.98     4.69
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (%):
  Expenses(c)(f)                             0.88       0.95        0.95      0.97(g)     1.03
  Net investment income (loss)(c)(f)         0.08      (0.05)      (0.44)    (0.18)(g)    (0.10)
  Waiver/reimbursement                       0.01         --          --        --        --
 Portfolio turnover rate (%)                   71         73(h)         74(h)       57(h)       39(h)
 Net assets, end of period (000's) ($)    360,240    551,474   1,083,271   831,338   615,345



(a) On July 15, 2002, the Stein Roe Growth Stock Fund was redesignated Liberty Growth Stock Fund, Class Z shares.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Per share amounts and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of the SR&F Growth Stock Portfolio prior to the termination of their master/feeder fund structure on July 12, 2002.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year ended September 30, 1999 without the reduction.
(h)  Portfolio turnover disclosed is for the SR&F Growth Stock Portfolio.



----
14

 NOTES
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                                                                            ----

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:


Liberty-Stein Roe Funds Investment Trust: 811-4978



-  Liberty Growth Stock Fund (formerly named Stein Roe Growth Stock Fund)


--------------------------------------------------------------------------------

[LOGO]



                                                                755-01/523M-0103

  LIBERTY YOUNG INVESTOR(SM) FUND                   Prospectus, February 1, 2003



CLASS A, B AND C SHARES

Advised by Stein Roe & Farnham Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                             2
------------------------------------------------------
Investment Goal...................................   2
Principal Investment Strategies...................   2
Principal Investment Risks........................   3
Performance History...............................   4
Your Expenses.....................................   6
YOUR ACCOUNT                                         8
------------------------------------------------------
How to Buy Shares.................................   8
Sales Charges.....................................   9
How to Exchange Shares............................  12
How to Sell Shares................................  12
Fund Policy on Trading of Fund Shares.............  13
Distribution and Service Fees.....................  13
Other Information About Your Account..............  14
Educational Materials.............................  15

MANAGING THE FUND                                   16
------------------------------------------------------
Investment Advisor................................  16
Portfolio Managers................................  16

OTHER INVESTMENT STRATEGIES AND RISKS               17
------------------------------------------------------

FINANCIAL HIGHLIGHTS                                18
------------------------------------------------------

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                Not FDIC Insured
                                                                  May Lose Value
                                                               No Bank Guarantee

 The Fund

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in common stocks believed to have long-term growth potential. Under normal market conditions, the Fund invests at least 65% of its assets in common stocks of companies that the Fund's advisor believes affect the lives of children or teenagers. The Fund's investments are diversified among industries and market sectors. The Fund seeks to invest in companies that produce products or provide services that the advisor believes children or teenagers use, are aware of, or have an interest in. These companies may include, but are not limited to, computer hardware or software manufacturers, Internet service providers and companies in the apparel, entertainment, retail, financial services and personal care products industries. The Fund may invest in companies of any size, including smaller emerging companies. The Fund may invest up to 25% of its assets in foreign stocks.

To select investments for the Fund, the advisor looks for companies that are market leaders with growing market share in their respective industries, have strong financial balance sheets and experienced management teams, have products and services that give the company a competitive advantage, and have stock prices which the advisor believes are reasonable relative to the assets and earning power of the company.

The Fund also has an educational objective. It seeks to teach children and teenagers about mutual funds, basic economic principles and personal finance through a variety of educational materials (such as newsletters and activity books). The materials are paid for by the Fund and distributed to shareholders on a regular basis.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

DEFINING CAPITALIZATION. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.


LARGE CAPITALIZATION. Large-cap stocks are stocks of companies with market capitalizations greater than $8 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.



MIDDLE CAPITALIZATION. Mid-cap stocks are stocks of companies with market capitalizations between $2 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($7.3 billion as of December 31, 2002). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.



SMALL CAPITALIZATION. Small-cap stocks are stocks of companies with market capitalizations equal to or less than the largest market capitalization among the companies represented in the Standard & Poor's SmallCap 600 Index
($2.7 billion as of December 31, 2002).


----
2

 The Fund

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.



Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.



GROWTH STOCKS are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.


SMALLER COMPANIES are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.


The securities issued by MID-CAPITALIZATION COMPANIES may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.



SECTOR RISK is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.



FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                            ----

 The Fund

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's calendar year total returns for its Class A shares, excluding sales charges.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


   Understanding Performance


    CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance since the Fund commenced operations.(1) They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.



    AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and life of the Fund periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.(2)



    The Fund's returns are compared to the Standard & Poor's 500 Index (S&P Index), an unmanaged group of stocks that differs in composition from the Fund. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.



 Calendar Year Total Returns (Class A)(1)

     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   39.79%
1996   35.10%
1997   26.28%
1998   17.65%
1999   31.69%
2000  -10.05%
2001  -21.99%
2002  -24.55%


 For period shown in bar chart:                     Best quarter: 4th quarter 1999, +28.42%
                                                    Worst quarter: 3rd quarter 2001, -24.60%



(1) The calendar year total returns shown for Class A shares include the returns of the Fund's Class Z (the oldest existing Fund class) shares for periods prior to July 29, 2002, the date on which Class A shares were initially offered by the Fund. Class A shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A shares exceed expenses paid by Class Z shares.



(2) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class Z shares (the oldest existing Fund class) for periods prior to their inception (adjusted to reflect the sales charges applicable to Class A, Class B and Class C, respectively). These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would be lower.


----
4

 The Fund


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



 Average Annual Total Returns -- for periods ended December 31, 2002(2)



                                                                                            LIFE OF THE
                                          INCEPTION DATE      1 YEAR         5 YEARS            FUND

Class A (%)                                    7/29/02
  Return Before Taxes                                             -28.89         -5.02                 8.19
  Return After Taxes on Distributions                             -28.89         -5.72                 7.33
  Return After Taxes on Distributions
  and Sale of Fund Shares                                         -17.74         -3.71                 6.85
-----------------------------------------------------------------------------------------------------------
Class B (%)                                    7/29/02
  Return Before Taxes                                             -28.56         -4.27                 8.89
  Return After Taxes on Distributions                             -28.56         -4.99                 8.02
  Return After Taxes on Distributions
  and Sale of Fund Shares                                         -17.53         -3.14                 7.46
-----------------------------------------------------------------------------------------------------------
Class C (%)                                    7/29/02
  Return Before Taxes                                             -25.47         -3.93                 8.91
  Return After Taxes on Distributions                             -25.47         -4.64                 8.04
  Return After Taxes on Distributions
  and Sale of Fund Shares                                         -15.64         -2.87                 7.48
-----------------------------------------------------------------------------------------------------------
S&P Index (%)                                      N/A            -22.09         -0.58                 9.96(3)
-----------------------------------------------------------------------------------------------------------



(3)  Performance information is from April 30, 1994, to December 31, 2002.


                                                                            ----

 The Fund

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

   UNDERSTANDING EXPENSES

    SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

    ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees and other administrative costs including pricing and custody services.

    EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

    - $10,000 initial investment

    - 5% total return for each year

    - Fund operating expenses remain the same

    - Assumes reinvestment of all dividends and distributions

    - Assumes Class B shares convert to Class A shares after eight years

 Shareholder Fees(4) (paid directly from your investment)

                                                    CLASS A             CLASS B             CLASS C

 Maximum sales charge (load) on purchases (%)
 (as a percentage of the offering price)                    5.75                0.00                 0.00
---------------------------------------------------------------------------------------------------------
 Maximum deferred sales charge (load) on
 redemptions (%)
 (as a percentage of the lesser of purchase
 price or redemption price)                                 1.00(5)              5.00                1.00
---------------------------------------------------------------------------------------------------------
 Redemption fee (%)
 (as a percentage of amount redeemed, if
 applicable)                                                     (6)                   (6)                   (6)


(4) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(5) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.
(6)  There is a $7.50 charge for wiring sale proceeds to your bank.




 Annual Fund Operating Expenses (deducted directly from Fund assets)



                                                    CLASS A         CLASS B     CLASS C

 Management fee(7) (%)                                      0.77       0.77        0.77
-----------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees (%)                  0.35(8)     1.00       1.00
-----------------------------------------------------------------------------------------
 Other expenses (%)(8)                                      1.35       1.35        1.35
-----------------------------------------------------------------------------------------
 Total annual fund operating expenses (%)(8)                2.47       3.12        3.12



(7) The Fund pays a management fee of 0.59% and an administration fee of 0.18%. Prior to July 29, 2002, the management fee was paid by the SR&F Growth Investor Portfolio, in which the Fund invested all of its assets as part of a master fund/feeder fund structure.
(8) The Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the transfer agency fees for each of Class A, B and C will not exceed 0.10%. The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class A shares so that it does not exceed 0.30%. As a result, other expenses for each share class would be 0.60%, the 12b-1 fee for Class A shares would be 0.30% and total annual fund operating expenses for Class A, B and C shares would be 1.67%, 2.37% and 2.37%, respectively. These arrangements may be modified or terminated by the advisor or distributor at any time.



----
6

 The Fund

 Example Expenses (your actual costs may be higher or lower)


CLASS                                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS

 Class A                                                 $811   $1,300   $1,815    $3,220
------------------------------------------------------------------------------------------
 Class B:     did not sell your shares                   $315   $  963   $1,635    $3,280
              sold all your shares at the end of the
              period                                     $815   $1,263   $1,835    $3,280
------------------------------------------------------------------------------------------
 Class C:     did not sell your shares                   $315   $  963   $1,635    $3,430
              sold all your shares at the end of the
              period                                     $415   $  963   $1,635    $3,430


                                                                            ----

 Your Account

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


   INVESTMENT MINIMUMS

       Initial Investment...............................  $1,000
       Subsequent Investments...........................  $50
       Automatic Investment Plan*.......................  $50
       Retirement Plan..................................  $25

      *    The initial investment minimum of $1,000 is waived on these plans.

    The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

 Outlined below are the various options for buying shares:


METHOD                                                  INSTRUCTIONS

 Through your                        Your financial advisor can help you establish your
 financial advisor                   account and buy Fund shares on your behalf. To
                                     receive the current trading day's price, your
                                     financial advisor must receive your request prior
                                     to the close of regular trading on the New York
                                     Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                                     time. Your financial advisor may charge you fees
                                     for executing the purchase for you.
---------------------------------------------------------------------------------------
 By check                            For new accounts send a completed application and
 (new account)                       check made payable to the Fund to the transfer
                                     agent, Liberty Funds Services, Inc., P.O. Box
                                     8081, Boston, MA 02266-8081.
---------------------------------------------------------------------------------------
 By check                            For existing accounts fill out and return the
 (existing account)                  additional investment stub included in your
                                     account statement, or send a letter of instruction
                                     including your Fund name and account number with a
                                     check made payable to the Fund to Liberty Funds
                                     Services, Inc., P.O. Box 8081, Boston, MA
                                     02266-8081.
---------------------------------------------------------------------------------------
 By exchange                         You or your financial advisor may acquire shares
                                     of the Fund for your account by exchanging shares
                                     you own in one fund for shares of the same class
                                     of the Fund at no additional cost. There may be an
                                     additional charge if exchanging from a money
                                     market fund. To exchange by telephone, call
                                     1-800-422-3737.
---------------------------------------------------------------------------------------
 By wire                             You may purchase shares of the Fund by wiring
                                     money from your bank account to your Fund account.
                                     To wire funds to your Fund account, call
                                     1-800-422-3737 to obtain a control number and the
                                     wiring instructions.
---------------------------------------------------------------------------------------
 By electronic                       You may purchase shares of the Fund by
 funds transfer                      electronically transferring money from your bank
                                     account to your Fund account by calling
                                     1-800-422-3737. An electronic funds transfer may
                                     take up to two business days to settle and be
                                     considered in "good form." You must set up this
                                     feature prior to your telephone request. Be sure
                                     to complete the appropriate section of the
                                     application.
---------------------------------------------------------------------------------------
 Automatic                           You may make monthly or quarterly investments
 investment plan                     automatically from your bank account to your Fund
                                     account. You may select a pre-authorized amount to
                                     be sent via electronic funds transfer. Be sure to
                                     complete the appropriate section of the
                                     application for this feature.
---------------------------------------------------------------------------------------
 Automated dollar                    You may purchase shares of the Fund for your
 cost averaging                      account by exchanging $100 or more each month from
                                     another fund for shares of the same class of the
                                     Fund at no additional cost. You must have a
                                     current balance of at least $5,000 in the fund the
                                     money is coming from. The designated amount will
                                     be exchanged on the third Tuesday of each month.
                                     Exchanges will continue so long as your fund
                                     balance is sufficient to complete the transfers.
                                     You may terminate your program or change the
                                     amount of the exchange (subject to the $100
                                     minimum) by calling 1-800-422-3737. Be sure to
                                     complete the appropriate section of the account
                                     application for this feature.
---------------------------------------------------------------------------------------
 By dividend                         You may automatically invest dividends distributed
 diversification                     by another fund into the same class of shares of
                                     the Fund at no additional sales charge. To invest
                                     your dividends in the Fund, call 1-800-345-6611.


----
8

 Your Account

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


   CHOOSING A SHARE CLASS



    The Fund offers three classes of shares in this prospectus --
    CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.



    The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.



Class A shares Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


 Class A Sales Charges


                                     AS A % OF THE PUBLIC  AS A % OF YOUR  % OF OFFERING PRICE RETAINED
AMOUNT INVESTED                         OFFERING PRICE       INVESTMENT     BY FINANCIAL ADVISOR FIRM

 Less than $50,000                               5.75             6.10                       5.00
-------------------------------------------------------------------------------------------------------
 $50,000 to less than $100,000                   4.50             4.71                       3.75
-------------------------------------------------------------------------------------------------------
 $100,000 to less than $250,000                  3.50             3.63                       2.75
-------------------------------------------------------------------------------------------------------
 $250,000 to less than $500,000                  2.50             2.56                       2.00
-------------------------------------------------------------------------------------------------------
 $500,000 to less than $1,000,000                2.00             2.04                       1.75
-------------------------------------------------------------------------------------------------------
 $1,000,000 or more                              0.00             0.00                       0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent
Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million


AMOUNT PURCHASED                                    COMMISSION %

 Less than $3 million                                     1.00
----------------------------------------------------------------
 $3 million to less than $5 million                       0.80
----------------------------------------------------------------
 $5 million to less than $25 million                      0.50
----------------------------------------------------------------
 $25 million or more                                      0.25


                                                                            ----

 Your Account

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

   UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


    Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.



Reduced Sales Charges for Larger Investments There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through RIGHTS OF ACCUMULATION. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your purchase will receive the lower sales charge. The second is by signing a STATEMENT OF INTENT within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.



Class B shares Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.


----
10

 Your Account

Purchases of less than $250,000:

 Class B Sales Charges

HOLDING PERIOD AFTER PURCHASE  % DEDUCTED WHEN SHARES ARE SOLD

 Through first year                                5.00
--------------------------------------------------------------
 Through second year                               4.00
--------------------------------------------------------------
 Through third year                                3.00
--------------------------------------------------------------
 Through fourth year                               3.00
--------------------------------------------------------------
 Through fifth year                                2.00
--------------------------------------------------------------
 Through sixth year                                1.00
--------------------------------------------------------------
 Longer than six years                             0.00

Commission to financial advisors is 5.00%.
Automatic conversion to Class A shares occurs eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, RIGHTS OF ACCUMULATION apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.


Purchases of $250,000 to less than $500,000:

 Class B Sales Charges

HOLDING PERIOD AFTER PURCHASE  % DEDUCTED WHEN SHARES ARE SOLD

 Through first year                                3.00
--------------------------------------------------------------
 Through second year                               2.00
--------------------------------------------------------------
 Through third year                                1.00
--------------------------------------------------------------
 Longer than three years                           0.00

Commission to financial advisors is 2.50%.
Automatic conversion to Class A shares occurs four years after purchase.

Purchases of $500,000 to less than $1 million:

 Class B Sales Charges

HOLDING PERIOD AFTER PURCHASE  % DEDUCTED WHEN SHARES ARE SOLD

 Through first year                                3.00
--------------------------------------------------------------
 Through second year                               2.00
--------------------------------------------------------------
 Through third year                                1.00

Commission to financial advisors is 1.75%.
Automatic conversion to Class A shares occurs three years after purchase.


If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor who does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to


                                                                            ----

 Your Account


the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor who does participate in the program into a fund or to a financial advisor who does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.


Class C shares Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

 Class C Sales Charges

HOLDING PERIOD AFTER PURCHASE  % DEDUCTED WHEN SHARES ARE SOLD

 Through first year                                1.00
--------------------------------------------------------------
 Longer than one year                              0.00

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


----
12

 Your Account

 Outlined below are the various options for selling shares:


METHOD                                                  INSTRUCTIONS

 Through your                        You may call your financial advisor to place your
 financial advisor                   sell order. To receive the current trading day's
                                     price, your financial advisor must receive your
                                     request prior to the close of regular trading on
                                     the NYSE, usually 4:00 p.m. Eastern time. Your
                                     financial advisor may charge you fees for
                                     executing a redemption for you.
---------------------------------------------------------------------------------------
 By exchange                         You or your financial advisor may sell shares of
                                     the Fund by exchanging from the Fund into the same
                                     share class of another fund at no additional cost.
                                     To exchange by telephone, call 1-800-422-3737.
---------------------------------------------------------------------------------------
 By telephone                        You or your financial advisor may sell shares of
                                     the Fund by telephone and request that a check be
                                     sent to your address of record by calling
                                     1-800-422-3737, unless you have notified the Fund
                                     of an address change within the previous 30 days.
                                     The dollar limit for telephone sales is $100,000
                                     in a 30-day period. You do not need to set up this
                                     feature in advance of your call. Certain
                                     restrictions apply to retirement accounts. For
                                     details, call 1-800-345-6611.
---------------------------------------------------------------------------------------
 By mail                             You may send a signed letter of instruction or
                                     stock power form along with any share certificates
                                     to be sold to the address below. In your letter of
                                     instruction, note the Fund's name, share class,
                                     account number, and the dollar value or number of
                                     shares you wish to sell. All account owners must
                                     sign the letter, and signatures must be guaranteed
                                     by either a bank, a member firm of a national
                                     stock exchange or another eligible guarantor
                                     institution. Additional documentation is required
                                     for sales by corporations, agents, fiduciaries,
                                     surviving joint owners and individual retirement
                                     account owners. For details, call 1-800-345-6611.

                                     Mail your letter of instruction to Liberty Funds
                                     Services, Inc., P.O. Box 8081, Boston, MA
                                     02266-8081.
---------------------------------------------------------------------------------------
 By wire                             You may sell shares of the Fund and request that
                                     the proceeds be wired to your bank. You must set
                                     up this feature prior to your telephone request.
                                     Be sure to complete the appropriate section of the
                                     account application for this feature.
---------------------------------------------------------------------------------------
 By systematic                       You may automatically sell a specified dollar
 withdrawal plan                     amount or percentage of your account on a monthly,
                                     quarterly or semi-annual basis and have the
                                     proceeds sent to you if your account balance is at
                                     least $5,000. This feature is not available if you
                                     hold your shares in certificate form. All dividend
                                     and capital gains distributions must be
                                     reinvested. Be sure to complete the appropriate
                                     section of the account application for this
                                     feature.
---------------------------------------------------------------------------------------
 By electronic                       You may sell shares of the Fund and request that
 funds transfer                      the proceeds be electronically transferred to your
                                     bank. Proceeds may take up to two business days to
                                     be received by your bank. You must set up this
                                     feature prior to your request. Be sure to complete
                                     the appropriate section of the account application
                                     for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.) reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive.


DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, B and C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of the Class A share distribution fee so that it does not exceed 0.05% annually. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.
Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.


                                                                            ----

 Your Account

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).


When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting WWW.LIBERTYFUNDS.COM.


Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.


Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

 Dividends       Represents interest and dividends earned from
                 securities held by the Fund, net of expenses
                 incurred by the Fund.
-------------------------------------------------------------------
 Capital gains   Represents net long-term capital gains on sales of
                 securities held for more than 12 months and net
                 short-term capital gains, which are gains on sales
                 of securities held for a 12-month period or less.

Distribution Options The Fund distributes dividends and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

----
14

 Your Account

   UNDERSTANDING FUND DISTRIBUTIONS


    The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, based on the number of shares you own at the time these distributions are declared.


 Distribution Options

 Reinvest all distributions in additional shares
 of your current fund
---------------------------------------------------------
 Reinvest all distributions in shares of another
 fund
---------------------------------------------------------
 Receive dividends in cash (see options below) and
 reinvest capital gains
---------------------------------------------------------
 Receive all distributions in cash (with one of
 the following options):

    -   send the check to your address of record
    -   send the check to a third party address
    -   transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution and all subsequent distributions will be reinvested in additional shares of the Fund.



Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.


EDUCATIONAL MATERIALS
--------------------------------------------------------------------------------

The Fund provides educational materials such as a newsletter and an activity book to all Fund shareholders. The materials are designed to teach children and teenagers basic investing principles. The Fund also sends investors an owner's manual. The educational materials and the owner's manual are paid for by the Fund.


                                                                            ----

 Managing the Fund

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. Stein Roe is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Stein Roe has advised and managed mutual funds since 1949. As of December 31, 2002, Stein Roe managed over $14.6 billion in assets.



Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Stein Roe is a registered investment advisor.



For the 2002 fiscal year, advisory fees paid to Stein Roe by the Fund amounted to 0.59% of average daily net assets of the Fund.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
ERIK P. GUSTAFSON, a senior vice president of Stein Roe, joined Stein Roe in 1992 as a portfolio manager for privately managed accounts. He has been a portfolio manager for the Fund since February, 1995. He holds a B.A. degree from the University of Virginia, and M.B.A. and J.D. degrees from Florida State University.


DAVID P. BRADY, CFA, a senior vice president of Stein Roe, joined Stein Roe in 1993 as an associate portfolio manager of Stein Roe Special Fund. He has been a portfolio manager of the Fund since March, 1994. He holds a B.S. degree in finance, graduating magna cum laude, from the University of Arizona, and an M.B.A. degree from the University of Chicago.


----
16

 Other Investment Strategies and Risks


The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goals. The Fund may not always achieve its investment goals. These types of securities and investment practices, their associated risks and the Fund's fundamental and non-fundamental investment policies are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.


PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

There are no restrictions on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's total return.


TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

INTERFUND LENDING PROGRAM
--------------------------------------------------------------------------------
The Fund may lend money to and borrow from other funds advised by the advisor. The Fund will do so when the advisor believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.

                                                                            ----

 Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in Class A, B or C shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the period ended September 30, 2002, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.



 The Fund



                                                                         PERIOD ENDED
                                                                        SEPTEMBER 30,
                                                                           2002(A)
                                                                           Class A

 NET ASSET VALUE, BEGINNING OF PERIOD                                       $  8.94
--------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss(b)                                                      (0.01)
  Net realized and unrealized loss on investments                             (0.41)
--------------------------------------------------------------------------------------
  Total from Investment Operations                                            (0.42)
--------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                             $  8.52
--------------------------------------------------------------------------------------
 TOTAL RETURN(C)(D)(E)                                                        (4.70)%
--------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
  Expenses(f)(g)                                                               1.67%
  Net investment loss(f)(g)                                                   (0.49)%
  Waiver/reimbursement(g)                                                      0.80%
  Portfolio turnover rate                                                        32%
  Net assets, end of period (000's)                                         $82,564



(a) Class A shares were initially offered on July 29, 2002. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)  Annualized.



----
18

 The Fund

 The Fund


                                                                         PERIOD ENDED
                                                                        SEPTEMBER 30,
                                                                           2002(A)
                                                                           Class B

 NET ASSET VALUE, BEGINNING OF PERIOD                                       $  8.94
--------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss(b)                                                      (0.02)
  Net realized and unrealized loss on investments                             (0.41)
--------------------------------------------------------------------------------------
  Total from Investment Operations                                            (0.43)
--------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                             $  8.51
--------------------------------------------------------------------------------------
 TOTAL RETURN(C)(D)(E)                                                        (4.81)%
--------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
  Expenses(f)(g)                                                               2.37%
  Net investment loss(f)(g)                                                   (1.19)%
  Waiver/reimbursement(g)                                                      0.75%
  Portfolio turnover rate                                                        32%
  Net assets, end of period (000's)                                         $ 6,505



(a) Class B shares were initially offered on July 29, 2002. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)  Annualized.



                                                                            ----

 The Fund

 The Fund


                                                                         PERIOD ENDED
                                                                        SEPTEMBER 30,
                                                                           2002(A)
                                                                           Class C

 NET ASSET VALUE, BEGINNING OF PERIOD                                       $ 8.94
--------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss(b)                                                     (0.02)
  Net realized and unrealized loss on investments                            (0.41)
--------------------------------------------------------------------------------------
  Total from Investment Operations                                           (0.43)
--------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                             $ 8.51
--------------------------------------------------------------------------------------
 TOTAL RETURN(C)(D)(E)                                                       (4.81)%
--------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
  Expenses(f)(g)                                                              2.37%
  Net investment loss(f)(g)                                                  (1.19)%
  Waiver/reimbursement(g)                                                     0.75%
  Portfolio turnover rate                                                       32%
  Net assets, end of period (000's)                                         $  488



(a) Class C shares were initially offered on July 29, 2002. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)  Annualized.



----
20

 Notes
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                                                                            ----

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
WWW.LIBERTYFUNDS.COM

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at WWW.SEC.GOV.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address PUBLICINFO@SEC.GOV or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Investment Trust: 811-4978


-  Liberty Young Investor Fund (formerly named Stein Roe Young Investor Fund)


--------------------------------------------------------------------------------

[LOGO]

                                                                756-01/522M-0103

  LIBERTY YOUNG INVESTOR(SM) FUND                   Prospectus, February 1, 2003



Class Z Shares

Advised by Stein Roe & Farnham Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS

The Fund                                             2
------------------------------------------------------
Investment Goal...................................   2
Principal Investment Strategies...................   2
Principal Investment Risks........................   3
Performance History...............................   4
Your Expenses.....................................   5
YOUR ACCOUNT                                         6
------------------------------------------------------
How to Buy Shares.................................   6
Eligible Investors................................   7
Sales Charges.....................................   8
How to Exchange Shares............................   8
How to Sell Shares................................   8
Fund Policy on Trading of Fund Shares.............   9
Other Information About Your Account..............   9
Educational Materials.............................  11

MANAGING THE FUND                                   12
------------------------------------------------------
Investment Advisor................................  12
Portfolio Managers................................  12

OTHER INVESTMENT STRATEGIES AND RISKS               13
------------------------------------------------------

FINANCIAL HIGHLIGHTS                                14
------------------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                Not FDIC Insured
                                                                  May Lose Value
                                                               No Bank Guarantee

 The Fund

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in common stocks believed to have long-term growth potential. Under normal market conditions, the Fund invests at least 65% of its assets in common stocks of companies that the Fund's advisor believes affect the lives of children or teenagers. The Fund's investments are diversified among industries and market sectors. The Fund seeks to invest in companies that produce products or provide services that the advisor believes children or teenagers use, are aware of, or have an interest in. These companies may include, but are not limited to, computer hardware or software manufacturers, Internet service providers and companies in the apparel, entertainment, retail, financial services and personal care products industries. The Fund may invest in companies of any size, including smaller emerging companies. The Fund may invest up to 25% of its assets in foreign stocks.

To select investments for the Fund, the advisor looks for companies that are market leaders with growing market share in their respective industries, have strong financial balance sheets and experienced management teams, have products and services that give the company a competitive advantage, and have stock prices which the advisor believes are reasonable relative to the assets and earning power of the company.

The Fund also has an educational objective. It seeks to teach children and teenagers about mutual funds, basic economic principles and personal finance through a variety of educational materials (such as newsletters and activity books). The materials are paid for by the Fund and distributed to shareholders on a regular basis.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

DEFINING CAPITALIZATION. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.


LARGE CAPITALIZATION. Large-cap stocks are stocks of companies with market capitalizations greater than $8 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.



MIDDLE CAPITALIZATION. Mid-cap stocks are stocks of companies with market capitalizations between $2 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($7.3 billion as of December 31, 2002). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.



SMALL CAPITALIZATION. Small-cap stocks are stocks of companies with market capitalizations equal to or less than the largest market capitalization among the companies represented in the Standard & Poor's SmallCap 600 Index
($2.7 billion as of December 31, 2002).


----
2

 The Fund

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared among comparable funds.



Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.



GROWTH STOCKS are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.



SMALLER COMPANIES are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.



The securities issued by MID-CAPITALIZATION COMPANIES may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.



SECTOR RISK is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.



FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                            ----

 The Fund

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns (before taxes) for its Class Z shares. On July 29, 2002, the Fund's outstanding shares were redesignated as Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


   UNDERSTANDING PERFORMANCE

    Calendar year total returns show the Fund's Class Z share performance for each calendar year since the Fund commenced operations. They include the effects of Fund expenses.

    Average annual total returns are a measure of the Fund's average performance over the past one-year, five-year and life of the Fund periods. They include the effects of Fund expenses.

    The Fund's returns are compared to the Standard & Poor's 500 Index (S&P Index), an unmanaged group of stocks that differs in composition from the Fund. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

 Calendar Year Total Returns (Class Z)
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   39.79%
1996   35.10%
1997   26.28%
1998   17.65%
1999   31.69%
2000  -10.05%
2001  -21.99%
2002  -24.58%


 For period shown in bar chart:                     Best quarter: 4th quarter 1999, +28.42%
                                                    Worst quarter: 3rd quarter 2001, -24.60%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2002


                                                                                            Life of the
                                          Inception Date      1 Year         5 Years            Fund

Class Z (%)                                  4/29/94
  Return Before Taxes                                             -24.58%        -3.89%                8.93%
  Return After Taxes on Distributions                             -24.58%        -4.60%                8.06%
  Return After Taxes on Distributions
  and Sale of Fund Shares                                         -15.09%        -2.84%                7.49%
-----------------------------------------------------------------------------------------------------------
S&P Index (%)                                N/A                  -22.09%        -0.58%                9.96%(1)
-----------------------------------------------------------------------------------------------------------



(1)  Performance information is from April 30, 1994 to December 31, 2002.


----
4

 The Fund

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

   UNDERSTANDING EXPENSES

    Annual Fund Operating Expenses are paid by the Fund. They include management fees and other administrative costs including pricing and custody services.


    Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table, if any. It uses the following hypothetical conditions:


    - $10,000 initial investment

    - 5% total return for each year

    - Fund operating expenses remain the same

    - Assumes reinvestment of all dividends and distributions

 Shareholder Fees(2) (paid directly from your investment)

 Maximum sales charge (load) on purchases (%)
 (as a percentage of the offering price)            0.00
--------------------------------------------------------
 Maximum deferred sales charge (load) on
 redemptions (%)
 (as a percentage of the lesser of purchase price
 or redemption price)                               0.00
--------------------------------------------------------
 Redemption fee (%)
 (as a percentage of amount redeemed, if
 applicable)                                            (3)


(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(3)  There is a $7.50 charge for wiring sale proceeds to your bank.



 Annual Fund Operating Expenses (deducted directly from Fund assets)


 Management fee(4) (%)                              0.77
--------------------------------------------------------
 Distribution and service (12b-1) fees (%)          0.00
--------------------------------------------------------
 Other expenses (%)                                 0.99
--------------------------------------------------------
 Total annual fund operating expenses (%)           1.76



(4) The Fund pays a management fee of 0.59% and an administration fee of 0.18%. Prior to July 29, 2002, the management fee was paid by the SR&F Growth Investor Portfolio, in which the Fund invested all of its assets as part of a master fund/feeder fund structure.

 Example Expenses (your actual costs may be higher or lower)



1 Year  3 Years  5 Years  10 Years

 $179    $554     $954     $2,073


                                                                            ----

 Your Account

HOW TO BUY SHARES
--------------------------------------------------------------------------------

When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


 Outlined below are the various options for buying shares:


Method                                                  Instructions

 Through your                        Your financial advisor can help you establish your
 financial advisor                   account and buy Fund shares on your behalf. To
                                     receive the current trading day's price, your
                                     financial advisor must receive your request prior
                                     to the close of regular trading on the New York
                                     Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                                     time. Your financial advisor may charge you fees
                                     for executing the purchase for you.
---------------------------------------------------------------------------------------
 By check                            For new accounts send a completed application and
 (new account)                       check made payable to the Fund to the transfer
                                     agent, Liberty Funds Services, Inc., P.O. Box
                                     8081, Boston, MA 02266-8081.
---------------------------------------------------------------------------------------
 By check                            For existing accounts fill out and return the
 (existing account)                  additional investment stub included in your
                                     account statement, or send a letter of instruction
                                     including your Fund name and account number with a
                                     check made payable to the Fund to Liberty Funds
                                     Services, Inc., P.O. Box 8081, Boston, MA
                                     02266-8081.
---------------------------------------------------------------------------------------
 By exchange                         You or your financial advisor may acquire shares
                                     of the Fund for your account by exchanging shares
                                     you own in one fund for shares of the same class
                                     or Class A of the Fund at no additional cost.
                                     There may be an additional charge if exchanging
                                     from a money market fund. To exchange by
                                     telephone, call 1-800-338-2550.
---------------------------------------------------------------------------------------
 By wire                             You may purchase shares of the Fund by wiring
                                     money from your bank account to your Fund account.
                                     To wire funds to your Fund account, call
                                     1-800-338-2550 to obtain a control number and the
                                     wiring instructions.
---------------------------------------------------------------------------------------
 By electronic                       You may purchase shares of the Fund by
 funds transfer                      electronically transferring money from your bank
                                     account to your Fund account by calling
                                     1-800-338-2550. An electronic funds transfer may
                                     take up to two business days to settle and be
                                     considered in "good form." You must set up this
                                     feature prior to your telephone request. Be sure
                                     to complete the appropriate section of the
                                     application.
---------------------------------------------------------------------------------------
 Automatic                           You may make monthly or quarterly investments
 investment plan                     automatically from your bank account to your Fund
                                     account. You may select a pre-authorized amount to
                                     be sent via electronic funds transfer. Be sure to
                                     complete the appropriate section of the
                                     application for this feature.
---------------------------------------------------------------------------------------
 Automated dollar                    You may purchase shares of the Fund for your
 cost averaging                      account by exchanging $100 or more each month from
                                     another fund for shares of the same class of the
                                     Fund at no additional cost. You must have a
                                     current balance of at least $5,000 in the fund the
                                     money is coming from. The designated amount will
                                     be exchanged on the third Tuesday of each month.
                                     Exchanges will continue so long as your fund
                                     balance is sufficient to complete the transfers.
                                     You may terminate your program or change the
                                     amount of the exchange (subject to the $100
                                     minimum) by calling 1-800-338-2550. Be sure to
                                     complete the appropriate section of the account
                                     application for this feature.
---------------------------------------------------------------------------------------
 By dividend                         You may automatically invest dividends distributed
 diversification                     by another fund into the same class of shares of
                                     the Fund at no additional sales charge. To invest
                                     your dividends in the Fund, call 1-800-338-2550.


----
6

 Your Account

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------

Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Eligible Investors described below are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are as follows:


$1,000 minimum initial investment


    - any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. (LFD) (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchanging with Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by LFD;



    - any trustee or director (or family member) of any fund distributed by LFD; and



    - any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.


$100,000 minimum initial investment


    - clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee; and



    - any insurance company, trust company or bank, endowment, investment company or foundation purchasing shares for its own account.


No minimum initial investment


    - any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);



    - a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from LFD or through a third-party broker-dealer;



    - investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and



    - any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.



The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


                                                                            ----

 Your Account

SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

   CHOOSING A SHARE CLASS

    The Fund offers one class of shares in this prospectus -- Class Z.


    The Fund also offers three additional classes of shares -- Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for Class Z or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-338-2550.


HOW TO SELL SHARES
--------------------------------------------------------------------------------

You may sell shares of the Fund on any regular business day that the NYSE is open.



When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-338-2550. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.



The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


----
8

 Your Account

 Outlined below are the various options for selling shares:


Method                                                  Instructions

 Through your                        You may call your financial advisor to place your
 financial advisor                   sell order. To receive the current trading day's
                                     price, your financial advisor must receive your
                                     request prior to the close of regular trading on
                                     the NYSE, usually 4:00 p.m. Eastern time. Your
                                     financial advisor may charge you fees for
                                     executing a redemption for you.
---------------------------------------------------------------------------------------
 By exchange                         You or your financial advisor may sell shares of
                                     the Fund by exchanging from the Fund into Class Z
                                     shares or Class A shares of another fund
                                     distributed by Liberty Funds Distributor, Inc. at
                                     no additional cost. To exchange by telephone, call
                                     1-800-338-2550.
---------------------------------------------------------------------------------------
 By telephone                        You or your financial advisor may sell shares of
                                     the Fund by telephone and request that a check be
                                     sent to your address of record by calling
                                     1-800-338-2550, unless you have notified the Fund
                                     of an address change within the previous 30 days.
                                     The dollar limit for telephone sales is $100,000
                                     in a 30-day period. You do not need to set up this
                                     feature in advance of your call. Certain
                                     restrictions apply to retirement accounts. For
                                     details, call 1-800-338-2550.
---------------------------------------------------------------------------------------

 By mail                             You may send a signed letter of instruction to the
                                     address below. In your letter of instruction, note
                                     the Fund's name, share class, account number, and
                                     the dollar value or number of shares you wish to
                                     sell. All account owners must sign the letter, and
                                     signatures must be guaranteed by either a bank, a
                                     member firm of a national stock exchange or
                                     another eligible guarantor institution. Additional
                                     documentation is required for sales by
                                     corporations, agents, fiduciaries, surviving joint
                                     owners and individual retirement account owners.
                                     For details, call 1-800-338-2550.

                                     Mail your letter of instruction to Liberty Funds
                                     Services, Inc., P.O. Box 8081, Boston, MA
                                     02266-8081.
---------------------------------------------------------------------------------------
 By wire                             You may sell shares of the Fund and request that
                                     the proceeds be wired to your bank. You must set
                                     up this feature prior to your telephone request.
                                     Be sure to complete the appropriate section of the
                                     account application for this feature.
---------------------------------------------------------------------------------------
 By systematic                       You may automatically sell a specified dollar
 withdrawal plan                     amount or percentage of your account on a monthly,
                                     quarterly or semi-annual basis and have the
                                     proceeds sent to you if your account balance is at
                                     least $5,000. All dividend and capital gains
                                     distributions must be reinvested. Be sure to
                                     complete the appropriate section of the account
                                     application for this feature.
---------------------------------------------------------------------------------------
 By electronic                       You may sell shares of the Fund and request that
 funds transfer                      the proceeds be electronically transferred to your
                                     bank. Proceeds may take up to two business daysto
                                     be received by your bank. You must set up this
                                     feature prior to your request. Be sure to complete
                                     the appropriate section of the account application
                                     for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.) reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


How the Fund's Share Price is Determined The price of the Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).



When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


                                                                            ----

 Your Account

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting WWW.LIBERTYFUNDS.COM.


Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

Share Certificates Share certificates are not available for Class Z shares.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

 Dividends       Represents interest and dividends earned from
                 securities held by the Fund, net of expenses
                 incurred by the Fund.
-------------------------------------------------------------------
 Capital gains   Represents net long-term capital gains on sales of
                 securities held for more than 12 months and net
                 short-term capital gains, which are gains on sales
                 of securities held for a 12-month period or less.


Distribution Options The Fund distributes dividends and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-338-2550.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

   UNDERSTANDING FUND DISTRIBUTIONS


    The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, based on the number of shares you own at the time these distributions are declared.


 Distribution Options

 Reinvest all distributions in additional shares
 of your current fund
---------------------------------------------------------
 Reinvest all distributions in shares of another
 fund
---------------------------------------------------------
 Receive dividends in cash (see options below) and
 reinvest capital gains
---------------------------------------------------------
 Receive all distributions in cash (with one of
 the following options):

    -   send the check to your address of record
    -   send the check to a third party address
    -   transfer the money to your bank via electronic funds transfer

----
10

 Your Account


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution and all subsequent distributions will be reinvested in additional shares of the Fund.



Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.


EDUCATIONAL MATERIALS
--------------------------------------------------------------------------------

The Fund provides educational materials such as a newsletter and an activity book to all Fund shareholders. The materials are designed to teach children and teenagers basic investing principles. The Fund also sends investors an owner's manual. The educational materials and the owner's manual are paid for by the Fund.


                                                                            ----

 Managing the Fund

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. Stein Roe is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Stein Roe has advised and managed mutual funds since 1949. As of December 31, 2002, Stein Roe managed over $14.6 billion in assets.



Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Stein Roe is a registered investment advisor.



For the 2002 fiscal year, advisory fees paid to Stein Roe by the Fund amounted to 0.59% of average daily net assets of the Fund.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Erik P. Gustafson, a senior vice president of Stein Roe, joined Stein Roe in 1992 as a portfolio manager for privately managed accounts. He has been a portfolio manager for the Fund since February, 1995. He holds a B.A. degree from the University of Virginia, and M.B.A. and J.D. degrees from Florida State University.


David P. Brady, CFA, a senior vice president of Stein Roe, joined Stein Roe in 1993 as an associate portfolio manager of Stein Roe Special Fund. He has been a portfolio manager of the Fund since March, 1994. He holds a B.S. degree in finance, graduating magna cum laude, from the University of Arizona, and an M.B.A. degree from the University of Chicago.


----
12

 Other Investment Strategies and Risks


The Fund's principal investment strategies and their associated risks are described under "The Fund--Principal Investment Strategies" and "The Fund--Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goals. These types of securities and investment practices, their associated risks and the Fund's fundamental and non-fundamental investment policies are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.


PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

There are no restrictions on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's total return.


TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

INTERFUND LENDING PROGRAM
--------------------------------------------------------------------------------
The Fund may lend money to and borrow from other funds advised by Stein Roe. The Fund will do so when the advisor believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.

                                                                            ----

 Financial Highlights


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the Fund's last five fiscal years, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the four years ended September 30, 2002, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the year ended September 30, 1998, has been derived from the Fund's financial statements and have been audited by other independent auditors, whose report expressed an unqualified opinion on those financial highlights. You can request a free annual report by calling 1-800-426-3750.


 The Fund


                                                                 Year ended September 30,
                                                    2002(a)     2001       2000       1999      1998

 Net Asset Value, Beginning of Period               $  18.76  $  35.93  $    27.42  $  22.68  $  22.75
------------------------------------------------------------------------------------------------------
 Income from Investment Operations:
  Net investment income (loss)(b)(c)                   (0.14)    (0.11)      (0.15)    (0.10)    (0.06)
  Net realized and unrealized gain (loss) on
  investments                                          (3.78)   (13.05)       8.98      5.44      0.31
------------------------------------------------------------------------------------------------------
  Total from Investment Operations                     (3.92)   (13.16)       8.83      5.34      0.25
------------------------------------------------------------------------------------------------------
 Less Distributions Declared to Shareholders:
  From net realized gains                              --        (3.12)      (0.32)    (0.60)    (0.32)
  In excess of net realized gains                      --        (0.89)     --         --        --
------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders         --        (4.01)      (0.32)    (0.60)    (0.32)
------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                        14.84     18.76       35.93     27.42     22.68
------------------------------------------------------------------------------------------------------
 Total return(d)                                      (20.90)%   (40.08)%      32.32%    23.89%     1.14%
------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
  Expenses(c)                                           1.58%(e)     1.26%       1.08%     1.18%     1.31%
  Net investment loss(c)                               (0.71)%(e)    (0.41)%      (0.45)%    (0.37)%    (0.28)%
  Portfolio turnover rate                                 32%       23%(f)         72%(f)       45%(f)       45%(f)
  Net assets, end of period (000's)                 $573,111  $746,698  $1,215,809  $880,574  $686,024



(a)  Class S shares were redesignated Class Z shares on July 29, 2002.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Per share amounts and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of SR&F Growth Investor Portfolio prior to the termination of their master/feeder fund structure on July 26, 2002.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(f)  Portfolio turnover disclosed is for SR&F Growth Investor Portfolio.



----
14

 Notes
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                                                                            ----

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
WWW.LIBERTYFUNDS.COM

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at WWW.SEC.GOV.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address PUBLICINFO@SEC.GOV or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Liberty-Stein Roe Funds Investment Trust: 811-4978

-  Liberty Young Investor Fund (formerly named Stein Roe Young Investor Fund)

--------------------------------------------------------------------------------

[LOGO]

                                                                756-01/532M-0103

                            LIBERTY GROWTH STOCK FUND
                     (FORMERLY, STEIN ROE GROWTH STOCK FUND)
              A SERIES OF LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 1, 2003

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Fund's Prospectuses. This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated February 1, 2003. This SAI should be read together with a Prospectus and the Fund's most recent Annual Report dated September 30, 2002. Investors may obtain a free copy of a Prospectus and Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in the Fund's September 30, 2002 Annual Report are incorporated into this SAI by reference.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

           PART 1                                                                                     PAGE
           Definitions                                                                                 b
           Organization and History                                                                    b
           Investment Goal and Policies                                                                b
           Fundamental Investment Policies                                                             c
           Other Investment Policies                                                                   c
           Portfolio Turnover                                                                          d
           Fund Charges and Expenses                                                                   d
           Investment Performance                                                                      l
           Custodian                                                                                   m
           Independent Accountants                                                                     m
           PART 2                                                                                     PAGE
           Miscellaneous Investment Practices                                                           1
           Taxes                                                                                       14
           Management of the Funds                                                                     17
           Determination of Net Asset Value                                                            28
           How to Buy Shares                                                                           28
           Special Purchase Programs/Investor Services                                                 29
           Programs for Reducing or Eliminating Sale Charges                                           30
           How to Sell Shares                                                                          32
           Distributions                                                                               33
           How to Exchange Shares                                                                      34
           Suspension of Redemptions                                                                   34
           Shareholder Liability                                                                       34
           Shareholder Meetings                                                                        34
           Performance Measures                                                                        35
           Appendix I                                                                                  37
           Appendix II                                                                                 42

755-16/521M-0103

                                     PART 1
                            LIBERTY GROWTH STOCK FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 1, 2003


DEFINITIONS

        "Fund"         Liberty Growth Stock Fund
        "Trust"        Liberty-Stein Roe Funds Investment Trust
        "Advisor"      Stein Roe & Farnham Incorporated, the Fund's investment advisor
        "LFD"          Liberty Funds Distributor, Inc., the Fund's distributor
        "LFS"          Liberty Funds Services, Inc., the Fund's shareholder services and transfer agent

ORGANIZATION AND HISTORY


The Trust is a Massachusetts business trust organized in 1987. The Fund is a diversified series of the Trust and represents the entire interest in a separate series of the Trust. Effective February 1, 1995, the name of the Fund was changed from SteinRoe Stock Fund to Stein Roe Growth Stock Fund. Effective February 1, 1996, the names of the Trust and the Fund were changed to separate "SteinRoe" into two words. Effective October 18, 1999, the Trust changed its name from Stein Roe Investment Trust to its current name. Effective July 15, 2002, the name of the Fund was changed from Stein Roe Growth Stock Fund to Liberty Growth Stock Fund. Prior to July 15, 2002, rather than invest in securities directly, the Fund sought to achieve its investment goal by pooling its assets with those of other investment companies for investment in another "master" mutual fund having the identical investment goals and substantially the same investment policies as its "feeder" funds.

The Fund offers 4 classes of shares - Class A, B, C and Z. Prior to July 15, 2002, the Fund had a single class of shares. On that date the outstanding shares of the Fund were converted into Class Z shares, and the Fund commenced offering Class A, B and C shares.


The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.


INVESTMENT GOAL AND POLICIES


The Fund's Prospectuses describe the Fund's investment goal and investment strategies and risks. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund.
Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Fund:

       Derivatives
       Structured Notes
       Interest Rate Swaps, Caps and Floors
       Mortgage-Backed Securities
       Short Sales
       Interfund Borrowing and Lending
       Forward Commitments ("When Issued" and "Delayed Delivery" Securities) Reverse Repurchase Agreements
       Securities Loans
       Repurchase Agreements
       Line of Credit
       Futures Contracts and Related Options (Limited to interest rate futures, tax-exempt bond index futures, options on such futures and options on such indices)
       Options on Securities
       Foreign Securities
       Rule 144A Securities

Except as indicated below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental and the Trustees may change the policies without shareholder approval.

                                        b

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (1940 Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

As fundamental investment policies, the Fund may not:

         (1) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the
U. S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

         (2) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

         (3) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

         (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and
(b) forward contracts;

         (5) make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

         (6) borrow except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940;

         (7) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

         (8) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

OTHER INVESTMENT POLICIES

The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. None of the following restrictions shall prevent the Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially the same investment policies as the Fund. The Fund may not:

         (a) invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

         (b) invest in companies for the purpose of exercising control or management;

         (c) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

                                        C

         (d) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange;

         (e) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

         (f) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person);

         (g) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

         (h) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

         (i) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; or

         (j) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.


         (k) acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on section 12(d)(1)(F) or (G) of the Investment Company Act of 1940.


PORTFOLIO TURNOVER

Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover in the Fund, if it should occur, would result in increased transaction expenses, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

FUND CHARGES AND EXPENSES


Under the Fund's Management Agreement, the Fund pays the Advisor a monthly fee based on average net assets, determined at the close of each business day during the month at the annual rate of 0.600% up to $500 million; 0.550% of the next $500 million; 0.500% of the next $1 billion; 0.450% thereafter. Prior to July 15, 2002, the management fee was paid by the SR&F Growth Stock Portfolio (Portfolio). The Fund pays the Advisor a monthly Administrative Fee based on average daily net assets at the close of each business day during the month at the rate of 0.150% up to $500 million; 0.125% of the next $500 million; 0.100% thereafter.


                                        d

Class A, Class B and Class C shares, and Class Z shares separately, pay the following shareholders' servicing and transfer agency fees to LFS:


- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus
- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus
- The Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.

The Advisor is responsible for providing accounting and bookkeeping services to the Fund pursuant to an Accounting and Bookkeeping Agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement.


Under its Accounting and Bookkeeping Agreement with the Trust, the Advisor receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:


-    From the Fund, an annual flat fee of $10,000, paid monthly; and
- In any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund that is determined by the following formula:

                [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

The Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

RECENT FEES PAID TO THE ADVISOR, LFD AND LFS (dollars in thousands)


                                                       YEARS ENDED SEPTEMBER 30,
                                                       -------------------------
                                                    2002         2001         2000
                                                    ----         ----         ----
Management Fees                                   $3,410(a)    $9,603(b)   $10,085(b)
Administrative Fees                                  879         1,102        1,423
Accounting and Bookkeeping Fee                       247         9,115         70
Shareholder service and transfer agency fees        1,275        1,680          6
12b-1 Fees:
    Service fee (Class A)                            50           N/A          N/A
    Service fee (Class B)                            183          N/A          N/A
    Service fee (Class C)                            17           N/A          N/A
    Distribution fee (Class A)                       20           N/A          N/A
    Distribution fee (Class B)                       548          N/A          N/A
    Distribution fee (Class C)                       51           N/A          N/A
    Fees waived by the Distributor (Class A)        (10)          N/A          N/A
    Fees & Expenses waived or reimbursed
        by the Advisor (Class Z)                    (57)          N/A          N/A



(a) Paid from the Portfolio, in which the Fund invested as a feeder fund in a master fund/feeder fund arrangement until July 15, 2002, and from the Fund directly from July 15, 2002 through September 30, 2002.

(b)Paid from the Portfolio.


                                        e

BROKERAGE COMMISSIONS (dollars in thousands)

The following table shows commissions paid on transactions during the past three fiscal years.

                                                     YEARS ENDED SEPTEMBER 30,
                                                     -------------------------
                                                 2002       2001           2000
                                                 ----       ----           ----
Total commissions                               $2,127     $1,806         $1,792
Directed transactions (c)                      188,779     261,599       552,021

Commissions on directed transactions             264         327           506

Commissions paid to AlphaTrade Inc.               17         19             45
  % of Aggregate Commissions                    0.80%        N/A           N/A
  % of Aggregate Dollar Amount of
               Brokerage Transactions           1.97%        N/A           N/A

Commissions paid to Quick & Reilly, Inc.          0          N/A           N/A
  % of Aggregate Commissions                      0          N/A           N/A
  % of Aggregate Dollar Amount of
               Brokerage Transactions             0          N/A           N/A

Commissions paid to Robertson Stephens, Inc.      0          N/A           N/A
  % of Aggregate Commissions                      0          N/A           N/A
  % of Aggregate Dollar Amount of
               Brokerage Transactions             0          N/A           N/A

Commissions paid to Fleet Securities, Inc.       20*         N/A           N/A
  % of Aggregate Commissions                    0.94%        N/A           N/A
  % of Aggregate Dollar Amount of
               Brokerage Transactions           1.29%        N/A           N/A



(c) See "Management of the Funds - Portfolio Transactions - Brokerage and research services" in Part 2 of this SAI

* Commissions paid on trades executed by Fleet Institutional Trading (a division of Fleet Securities, Inc.)


                                        f

TRUSTEES AND TRUSTEES' FEES

For the fiscal year ended September 30, 2002 and the calendar year ended December 31, 2002, the Trustees received the following compensation for serving as Trustees:

                              PENSION OR       TOTAL COMPENSATION FROM THE
                              RETIREMENT        FUND AND THE FUND COMPLEX      AGGREGATE COMPENSATION
                           BENEFITS ACCRUED      PAID TO THE TRUSTEES FOR       FROM THE FUND FOR THE
                           AS PART OF FUND       THE CALENDAR YEAR ENDED          FISCAL YEAR ENDED
TRUSTEE                      EXPENSES (D)         DECEMBER 31, 2002 (E)          SEPTEMBER 30, 2002
-------                      ------------         ---------------------          ------------------
John A. Bacon, Jr. (f)            N/A                       N/A                          N/A
Robert J. Birnbaum                N/A                     $24,806                        N/A
Tom Bleasdale (f)                 N/A                     51,500                         N/A
William W. Boyd (f)               N/A                       N/A                          N/A
Lora S. Collins (f)               N/A                     96,000                         N/A
James E. Grinnell (f)             N/A                     24,806                         N/A
Douglas A. Hacker                 N/A                     98,000                       $1,934
Janet Langford Kelly              N/A                     97,000                        1,914
Richard W. Lowry                  N/A                     124,806                       1,973
Salvatore Macera                  N/A                     98,000                        1,934
William E. Mayer                  N/A                    127, 806                       2,031
James L. Moody, Jr. (f)           N/A                     91,000                         N/A
Charles R. Nelson                 N/A                     98,000                        1,934
John J. Neuhauser                 N/A                     124,932                       1,955
Joseph R. Palombo (g)             N/A                       N/A                          N/A
Thomas Stitzel                    N/A                      98,000                       1,934
Thomas C. Theobald                N/A                     102,000                       1,990
Anne-Lee Verville                 N/A                   153,000 (h)                   2,011 (h)



(d) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(e) As of December 31, 2002, the Liberty family of funds (Liberty Funds) consisted of 58 open-end and 11 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 22 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.
(f) Inconnection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $154,500, $50,000, $75,000, $182,000, and $192,000,
    respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.
(g) Mr. Palombo does not receive compensation because he is an officer and affiliate of the Advisor.
(h) During the fiscal year ended September 30, 2002, and Ms. Verville deferred $1,355 of her compensation from the fund, and in the calendar year ended December 31, 2002 deferred her total compensation of $51,000, pursuant to the deferred compensation plan.


                                        g

ROLE OF THE BOARD OF TRUSTEES

         The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

AUDIT COMMITTEE

         Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended September 30, 2002, the Audit Committee convened five times.

GOVERNANCE COMMITTEE

         Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilties and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. In the fiscal year ended September 30, 2002, the Governance Committee convened two times.

ADVISORY FEES & EXPENSES COMMITTEE

         Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees and Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees and Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended September 30, 2002, the Advisory Fees and Expenses Committee convened six times.

TRADING OVERSIGHT COMMITTEE

         Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended September 30, 2002, the Trading Oversight Committee convened two times.

SHARE OWNERSHIP

         The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Fund and
(ii) in all Liberty Funds and Liberty All-Star Funds overseen by the Trustee.


                                       h

                                         DOLLAR RANGE OF EQUITY         AGGREGATE DOLLAR RANGE OF EQUITY
                                        SECURITIES OWNED IN THE    SECURITIES OWNED IN ALL FUNDS OVERSEEN BY
           NAME OF TRUSTEE                        FUND                 TRUSTEE IN LIBERTY FAMILY OF FUNDS
           ---------------                        ----                 ----------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                                  N/A                           Over $100,000
Janet Langford Kelly                               N/A                           Over $100,000
Richard W. Lowry (i)                               N/A                           Over $100,000
Salvatore Macera                            $10,001 - $50,000                  $50,001 - $100,000
Charles R. Nelson                          $50,001 - $100,000                    Over $100,000
John J. Neuhauser (i)                              N/A                           Over $100,000
Thomas E. Stitzel                                  N/A                         $50,001 - $100,000
Thomas C. Theobald                                 N/A                           Over $100,000
Anne-Lee Verville                                  N/A                           Over $100,000

INTERESTED TRUSTEES
William E. Mayer (i)                               N/A                         $50,001 - $100,000
Joseph R. Palombo                                  N/A                            $1 - $10,000

(i) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").


OWNERSHIP OF THE FUND


On December 31, 2002, the officers and Trustees of the Trust as a group owned less than 1.00% of the then outstanding shares of the Fund.

On December 31, 2002, the following shareholders of record owned 5% or more of the Fund's then outstanding shares:



                                                                               APPROXIMATE % OF
                                                                                 OUTSTANDING         APPROXIMATE % OF
                                                                               SHARES IN CLASS         OUTSTANDING
NAME AND ADDRESS                                                                     HELD            FUND SHARES HELD
----------------                                                                     ----            ----------------
Class C Shares
--------------
Merrill Lynch Pierce Fenner & Smith
For the Sole Benefit of its Customers
Attn:  Fund Administration 97SE8
4800 Deer Lake Drive E, 2nd Floor
Jacksonville, FL 32246-6484                                                       7.85%                  0.40%

Class Z Shares
--------------
Charles Schwab & Co. Inc.
Special Custody Account for the
Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122                                                       8.20%                  2.15%

Salomon Smith Barney Inc.
Book Entry Account
Attn: Matt Maestri
333 West 34th Street, 7th Floor
Mutual Funds Dept.
New York, NY  10001-2483                                                            6.94%                 1.82%

On December 31, 2002, there were 14,372 Class A, 66,902 Class
B, 5,647 Class C and 16,330 Class Z record holders of the Fund.

12B-1 PLAN AND CDSC

The Fund offers four classes of shares - Class A, Class B, Class C and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) pursuant to Rule 12b-1 under the Act for the Fund's Class A, B and C shares. Under the Plan, the Fund pays LFD monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to Class A, B and C shares. The Fund also pays LFD monthly a distribution fee at an annual rate of 0.10% of the Fund's average daily net assets attributed to Class A shares and 0.75% of the Fund's average daily net assets attributed to Class B and C shares. At this time, LFD has voluntarily agreed to waive a portion of the Class A share distribution fee so that it does not exceed 0.05% annually. This arrangement may be modified or terminated by LFD at any time. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of LFD's expenses, LFD may realize a profit from the fees. The Plan authorizes any other payments by the Fund to LFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of the Fund's shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of the Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of the Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.


Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectus relating to Class A, B and C shares.


No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions, and finally of other shares held by the shareholder for the longest time.


A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such shares and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee. See a Prospectus relating to Class A, B and C shares for a description of the different programs.


                                        j

SALES CHARGES (dollars in thousands)
                                                    CLASS A SHARES
                                                YEAR ENDED SEPTEMBER 30
                                                         2002
                                                         ----
Aggregate initial sales charges on
  Fund share sales                                       $42
Initial sales charges retained by LFD                     53
Aggregate contingent deferred sales
  charges (CDSC) on Fund redemptions
  retained by LFD                                          5



                                                    CLASS B SHARES
                                                YEAR ENDED SEPTEMBER 30
                                                         2002
                                                         ----

Aggregate CDSC on Fund redemptions
  retained by LFD                                        2,245



                                                    CLASS C SHARES
                                                YEAR ENDED SEPTEMBER 30
                                                         2002
                                                         ----

Aggregate CDSC on Fund redemptions
  retained by LFD                                          8



SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Fund as of September 30, 2002 were:


                                                             CLASS A SHARES      CLASS B SHARES     CLASS C SHARES
                                                             --------------      --------------     --------------
    Fees to FSFs                                                   $314              $3,135               $176
    Allocated cost of sales material relating to the Fund
    (including printing, mailing and promotional expenses)         $131                $255                $30
    Allocated travel, entertainment and other
    promotional expenses                                            $84                $181                $21


                                        k

INVESTMENT PERFORMANCE

The Fund's Class A, Class B, Class C and Class Z share average annual total returns at September 30, 2002, were (j):

                                                                              CLASS A SHARES (K)
                                                    1 YEAR                           5 YEARS                        10 YEARS
                                                    ------                           -------                        --------
With sales charge of 5.75%
    Return Before Taxes                             -29.82%                           -5.28%                           5.38%
    Return After Taxes on
       Distributions                                -29.82%                           -6.39%                           3.51%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                               -18.31%                           -3.49%                           4.27%

Without sales charge
    Return Before Taxes                             -25.54%                           -4.15%                           6.01%
    Return After Taxes on
       Distributions                                -25.54%                           -5.27%                           4.12%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                               -15.68%                           -2.61%                           4.81%

                                                                               CLASS B SHARES (K)
                                                    1 YEAR                           5 YEARS                        10 YEARS
                                                    ------                           -------                        --------
With applicable CDSC
    Return Before Taxes                             -29.41%                           -4.48%                           5.99%
    Return After Taxes on
       Distributions                                -29.41%                           -5.61%                           4.10%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                               -18.06%                           -2.86%                           4.79%
Without CDSC
    Return Before Taxes                             -25.70%                           -4.19%                           5.99%
    Return After Taxes on
       Distributions                                -25.70%                           -5.31%                           4.10%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                               -15.78%                           -2.64%                           4.79%


                                         l

                                                                               CLASS C SHARES (K)
                                                    1 YEAR                           5 YEARS                        10 YEARS
                                                    ------                           -------                        --------
With applicable CDSC
    Return Before Taxes                             -26.36%                           -4.17%                           6.00%
    Return After Taxes on
       Distributions                                -26.36%                           -5.29%                           4.11%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                               -16.19%                           -2.63%                           4.80%
Without CDSC
    Return Before Taxes                             -25.62%                           -4.17%                           6.00%
    Return After Taxes on
       Distributions                                -25.62%                           -5.29%                           4.11%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                               -15.73%                           -2.63%                           4.80%

                                                                               CLASS Z SHARES
                                                    1 YEAR                           5 YEARS                        10 YEARS
                                                    ------                           -------                        --------
    Return Before Taxes                            -25.34%                            -4.10%                           6.04%
    Return After Taxes on
       Distributions                               -25.34%                            -5.22%                           4.15%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                              -15.56%                            -2.58%                           4.83%



(j) Performance results reflect any waiver or reimbursement by the Advisor or its affiliates of expenses. Absent this waiver or (j) reimbursement arrangement, performance results would have been lower. See the Prospectus for details.
(k) Classes A, B and C are newer classes of shares. Their performance information includes returns of the Fund's Class Z shares (the oldest existing Fund class) for periods prior to their inception. The Class A, B and C share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z and the newer classes of shares. If differences in expenses had been reflected, the returns for periods prior to the inception of the newer classes of shares would have been lower. Class A, B and C shares were initially offered on July 15, 2002, and Class Z shares were initially offered on July 1, 1958.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the custodian for the Fund. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, Massachusetts 02110-2624, are the Fund's (and formerly the SR&F Growth Stock Portfolio's) independent accountants, providing audit and tax return services and assistance and consultation in connection with the review of various SEC filings. The audited financial statements incorporated by reference in this SAI have been so incorporated, and the audited financial highlights included in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.


                                        m

                           LIBERTY YOUNG INVESTOR FUND
              A series of Liberty-Stein Roe Funds Investment Trust
                       Statement of Additional Information
                                FEBRUARY 1, 2003

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Fund's Prospectuses. This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated February 1, 2003. This SAI should be read together with a Prospectus and the Fund's most recent Annual Report dated September 30, 2002. Investors may obtain a free copy of a Prospectus and Annual and Semi-Annual Reports from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in the Fund's September 30, 2002 Annual Report are incorporated in this SAI by reference.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectuses.

TABLE OF CONTENTS
    PART 1                                                            PAGE
    Definitions                                                         b
    Organization and History                                            b
    Investment Goal and Policies                                        b
    Fundamental Investment Policies                                     b
    Other Investment Policies                                           c
    Fund Charges and Expenses                                           d
    Investment Performance                                              h
    Custodian                                                           i
    Independent Accountants                                             i

    PART 2                                                             PAGE
    Miscellaneous Investment Practices                                   1
    Taxes                                                               12
    Management of the Funds                                             14
    Determination of Net Asset Value                                    20
    How to Buy Shares                                                   20
    Special Purchase Programs/Investor Services                         21
    Programs for Reducing or Eliminating Sales Charges                  22
    How to Sell Shares                                                  25
    Distributions                                                       26
    How to Exchange Shares                                              27
    Suspension of Redemptions                                           27
    Shareholder Liability                                               27
    Shareholder Meetings                                                28
    Performance Measures                                                28
    Appendix I                                                          30
    Appendix II                                                         36



756-16/527M-0103

                                     PART 1
                           LIBERTY YOUNG INVESTOR FUND
                       Statement of Additional Information
                                FEBRUARY 1, 2003


DEFINITIONS

"Fund"     Liberty Young Investor Fund
"Trust"    Liberty-Stein Roe Funds Investment Trust
"Advisor"  Stein Roe & Farnham Incorporated, the Fund's investment advisor
"LFD"      Liberty Funds Distributor, Inc., the Fund's distributor
"LFS" Liberty Funds Services, Inc., the Fund's shareholder services and transfer agent

ORGANIZATION AND HISTORY


The Trust is a Massachusetts business trust organized in 1987. The Fund, an open-end diversified management investment company, is a series of the Trust and represents the entire interest in a separate series of the Trust. Effective February 1, 1996, the names of the Trust and the Fund were changed to separate "SteinRoe" into two words. Effective October 18, 1999, the Trust changed its name from Stein Roe Investment Trust to its current name. Effective July 29, 2002, the Fund changed its name from "Stein Roe Young Investor Fund" to its current name. Prior to July 29, 2002, rather than invest in securities directly, the Fund sought to achieve its goal by pooling its assets with those of other investment companies for investment in another mutual fund having the identical investment goal and substantially the same investment policies as its feeder funds.


The Fund offers four classes of shares - Class A, B, C and Z. Prior to July 29, 2002, the Fund had a single class of shares. On that date, the outstanding shares of the Fund were redesignated as Class Z shares, and the Fund commenced offering Class A, B and C shares.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

INVESTMENT GOAL AND POLICIES

The Fund's Prospectuses describe the Fund's investment goal and investment strategies and risks. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund.
Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Fund:

     Debt Securities

     Derivatives

     Interest Rate Swaps, Caps and Floors

     Mortgage-Backed Securities

     Floating Rate Instruments

     Short Sales

     Interfund Borrowing and Lending

     When-Issued and Delayed-Delivery" Securities; Reverse Repurchase Agreements

     Repurchase Agreements

     Line of Credit

     Futures Contracts and Related Options (Limited to interest rate futures, tax-exempt bond index futures, options on such futures and options on such indices)

     Options on Securities

     Foreign Securities

     Rule 144A Securities

Except as indicated below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 ("1940 Act") provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

                                       b

As fundamental investment policies, the Fund may not:

     (1) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the
U. S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (2) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (3) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

         (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and
(b) forward contracts;

     (5) make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

     (6) borrow except that it may (a) borrow for nonleveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law, and (c) enter into futures and options transactions; it may borrow from banks, other Stein Roe Funds, and other persons to the extent permitted by law;

     (7) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or


     (8) issue any senior security except to the extent permitted under the 1940 Act.


     The above restrictions are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities" as defined above.

The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. None of the following restrictions shall prevent the Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially the same investment policies as the Fund. The Fund may not:

OTHER INVESTMENT POLICIES

     (a) invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

     (b) invest in companies for the purpose of exercising control or management;

     (c) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made

                                       c
in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

     (d) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange;

     (e) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

     (f) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person);

     (g) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     (h) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

     (i) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

     (j) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

FUND CHARGES AND EXPENSES

Under the Fund's Management Agreement, the Fund pays the Advisor a monthly fee based on average net assets, determined at the close of each business day during the month at the annual rate of 0.600% up to $500 million, 0.550% of the next $500 million, 0.500% over $1 billion. The Fund pays the Advisor a monthly Administrative Fee based on average daily net assets at the close of each business day during the month at the rate of 0.200% up to $500 million, 0.150% of the next $500 million, 0.125% over $1 billion.


The Fund paid LFS, located at One Financial Center, Boston, Massachusetts 02111, the following fees. The shareholders' servicing and transfer agency fee arrangement between LFS and the Fund is such that Classes A, B and C's fees are aggregated, Class Z's fees are applied individually.


- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus

- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

- The Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.

The Advisor is responsible for providing accounting and bookkeeping services to the Fund pursuant to an Accounting and Bookkeeping Agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its Accounting and Bookkeeping Agreement with the Trust, the Advisor receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-    From the Fund, an annual flat fee of $10,000, paid monthly; and

- In any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund that is determined by the following formula:

                                       d

          [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

The Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.


RECENT FEES PAID TO THE ADVISOR, LFD AND LFS (dollars in thousands)



                                                   YEARS ENDED SEPTEMBER 30,
                                                2002         2001         2000
                                                ----         ----         ----
Management Fees                                 $4,512(a)    $6,706(b)    $7,245(b)
Administrative Fees                              1,422        1,757        1,919
Accounting and Bookkeeping Fee                     290          112           52
Shareholder service and transfer agency fees      ---         4,514        3,201
12b-1 Fees:
    Service fee (Class A)                           40          N/A          N/A
    Service fee (Class B)                            3          N/A          N/A
    Service fee (Class C)                            *          N/A          N/A
    Distribution fee (Class A)                      16          N/A          N/A
    Distribution fee (Class B)                      10          N/A          N/A
    Distribution fee (Class C)                       *          N/A          N/A
    Fees waived by Distributor (Class A)            (8)         N/A          N/A



(a) Paid from SR&F Growth Investor Portfolio, in which the Fund invested as a feeder fund in a master fund/feeder fund arrangement until July 29, 2002, and from the Fund directly from July 29, 2002 through September 30, 2002.

(b)  Paid from the Portfolio.

* Rounds to less than zero.


                                       e

BROKERAGE COMMISSIONS (dollars in thousands)*

The following table shows commissions paid on transactions during the past three fiscal years.



                                                                   YEARS ENDED SEPTEMBER 30,
                                                               2002         2001           2000
                                                               ----         ----           -----
TOTAL COMMISSIONS                                             $   880        $0            $1,349
DIRECTED TRANSACTIONS                                         $40,537        $0            $    0
COMMISSIONS ON DIRECTED TRANSACTIONS                          $    88        $0            $    0

COMMISSIONS PAID TO ALPHATRADE INC.                           $   4.3        $0            $    0
  % of Aggregate Commissions                                     0.36%       N/A             N/A
  % of Aggregate Dollar Amount of Brokerage Transactions         1.53%       N/A             N/A

COMMISSIONS PAID TO QUICK & REILLY, INC.                      $     0        N/A             N/A
  % of Aggregate Commissions                                  $     0        N/A             N/A
  % of Aggregate Dollar Amount of Brokerage Transactions      $     0        N/A             N/A

COMMISSIONS PAID TO ROBERTSON STEPHENS, INC.                  $     0        N/A             N/A
  % of Aggregate Commissions                                  $     0        N/A             N/A
  % of Aggregate Dollar Amount of Brokerage Transactions      $     0        N/A             N/A

COMMISSIONS PAID TO FLEET SECURITIES, INC.                    $     0        N/A             N/A
  % of Aggregate Commissions                                  $     0        N/A             N/A
  % of Aggregate Dollar Amount of Brokerage Transactions      $     0        N/A             N/A

* See "Management of the Funds - Portfolio Transactions - Brokerage and research services" in Part 2 of this SAI.




TRUSTEES AND TRUSTEES' FEES

The Advisor or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with the Advisor. For the fiscal year ended September 30, 2002 and the calendar year ended December 31, 2002, the Trustees received the following compensation for serving as
Trustees: (1)



                                   PENSION OR        TOTAL COMPENSATION FROM FUND AND     AGGREGATE COMPENSATION
                              RETIREMENT BENEFITS   THE FUND COMPLEX PAID TO TRUSTEES    FROM FUND FOR THE FISCAL
                               ACCRUED AS PART OF      FOR THE CALENDAR YEAR ENDED              YEAR ENDED
          TRUSTEE                FUND EXPENSES             DECEMBER 31, 2002(2)            SEPTEMBER 30, 2002(3)
                              --------------------- ----------------------------------- ----------------------------

John A. Bacon(3)                      N/A                          N/A                              N/A
Robert J. Birnbaum                    N/A                        $24,806                            N/A
Tom Bleasdale(3)                      N/A                         51,500                            N/A
William W. Boyd(3)                    N/A                          N/A                              N/A
Lora S. Collins(3)                    N/A                         96,000                            N/A
James E. Grinnell(3)                  N/A                        $24,806                            N/A
Douglas A. Hacker                     N/A                         98,000                           2,666
Janet Langford Kelly                  N/A                         97,000                           2,641
Richard W. Lowry                      N/A                        124,806                           2,721
Salvatore Macera                      N/A                         98,000                           2,666
William E. Mayer                      N/A                        127,806                           2,799
James L. Moody, Jr.(3)                N/A                         91,000                            N/A
Charles R. Nelson                     N/A                         98,000                           2,666
John J. Neuhauser                     N/A                        124,974                           2,696
Joseph R. Palombo(4)                  N/A                          N/A                              N/A
Thomas Stitzel                        N/A                         98,000                           2,667
Thomas C. Theobald                    N/A                        102,000                           2,745
Anne-Lee Verville                     N/A                         51,000 (5)                       1,845 (5)


                                       f

(1) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(2) As of December 31, 2002, the Liberty family of funds (Liberty Funds) consisted of 58 open-end and 11 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 22 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(3) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $154,500, $50,000, $75,000, $182,000, and $192,000,
     respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(4) Mr. Palombo does not receive compensation because he is an officer of an affiliate of the Advisor.

(5) During the fiscal year ended September 30, 2002, and the calendar year ended December 31, 2002, Ms. Verville deferred her total compensation of $1,845 and $51,000 respectively, pursuant to the deferred compensation plan.

ROLE OF THE BOARD OF TRUSTEES

     The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

AUDIT COMMITTEE

     Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended September 30, 2002, the Audit Committee convened five times.

GOVERNANCE COMMITTEE

     Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. In the fiscal year ended September 30, 2002, the Governance Committee convened two times.

ADVISORY FEES & EXPENSES COMMITTEE

         Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees and Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees and Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended September 30, 2002, the Advisory Fees and Expenses Committee convened six times.


                                       g

TRADING OVERSIGHT COMMITTEE

     Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended September 30, 2002, the Trading Oversight Committee convened two times.

SHARE OWNERSHIP

     The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Fund and
(ii) in all Liberty Funds and Liberty All-Star Funds overseen by the Trustee.



                              DOLLAR RANGE OF EQUITY    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                 SECURITIES OWNED        OWNED IN ALL FUNDS OVERSEEN BY TRUSTEE IN
    NAME OF TRUSTEE                IN THE FUND                       LIBERTY FAMILY OF FUNDS
    ---------------          ------------------------   -------------------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                $10,001 - 50,000                     Over $100,000
Janet Langford Kelly             $10,001 - 50,000                     Over $100,000
Richard W. Lowry (i)                    $0                            Over $100,000
Salvatore Macera                        $0                          $50,001 - $100,000
Charles R. Nelson                       $0                            Over $100,000
John J. Neuhauser (i)               $1 - 10,000                       Over $100,000
Thomas E. Stitzel                       $0                          $50,001 - $100,000
Thomas C. Theobald                      $0                            Over $100,000
Anne-Lee Verville                       $0                            Over $100,000

INTERESTED TRUSTEES

William E. Mayer (i)                    $0                          $50,001 - $100,000
Joseph R. Palombo                   $1 - 10,000                        $1 - $10,000



(i) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

OWNERSHIP OF THE FUND

At December 31, 2002, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Fund.

As of record on December 31, 2002, the following shareholders owned 5% or more of the Fund's then outstanding shares:



                                                                         APPROXIMATE % OF
                                                         CLASS        OUTSTANDING SHARES HELD
                                                         -----        -----------------------
NAME AND ADDRESS
Merrill Lynch Pierce Fenner & Smith
c/o Fund Administration                                    C                  12.11%
4800 Deer Lake Drive
Jacksonville FL 32245

Charles Schwab & Co,. Inc.
Custody Account                                            Z                   9.36%
101 Montgomery Street
San Franciso CA 34104



As of record on December 31, 2002, there were 52,534 Class A, 1,666 Class B, 193 Class C and 170,132 Class Z record holders of the Fund.


                                       h

12b-1 PLAN AND CDSC

The Fund offers four classes of shares - Class A, Class B, Class C and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) pursuant to Rule 12b-1 under the Act for the Fund's Class A, B and C shares. Under the Plan, the Fund pays LFD monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to Class A, B and C shares. The Fund also pays LFD monthly a distribution fee at an annual rate of 0.10% of the Fund's average daily net assets attributed to Class A shares and 0.75% of the Fund's average daily net assets attributed to Class B and C shares. At this time, LFD has voluntarily agreed to waive a portion of the Class A share distribution fee so that it does not exceed 0.05% annually. This arrangement may be modified or terminated by LFD at any time. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of LFD's expenses, LFD may realize a profit from the fees. The Plan authorizes any other payments by the Fund to LFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of the Fund's shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of the Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of the Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectuses.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions, and finally of other shares held by the shareholder for the longest time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such shares and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee. See a Prospectus for a description of the different programs.



 SALES CHARGES (dollars in thousands)
                                                    CLASS A SHARES
                                                YEAR ENDED SEPTEMBER 30
                                                         2002
                                                         ----
Aggregate initial sales charges on
  Fund share sales                                       $11
Initial sales charges retained by LFD                      8
Aggregate contingent deferred sales
  charges (CDSC) on Fund redemptions
  retained by LFD                                        125



                                                    CLASS B SHARES
                                                YEAR ENDED SEPTEMBER 30
                                                         2002
                                                         ----

Aggregate CDSC on Fund redemptions
  retained by LFD                                         47



                                                    CLASS C SHARES
                                                YEAR ENDED SEPTEMBER 30
                                                         2002
                                                         ----

Aggregate CDSC on Fund redemptions
  retained by LFD                                          61

SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Fund as of were:



                                                          CLASS A SHARES         CLASS B SHARES       CLASS C SHARES
                                                            YEAR ENDED             YEAR ENDED           YEAR ENDED
                                                           SEPTEMBER 30           SEPTEMBER 30         SEPTEMBER 30
                                                               2002                   2002                 2002
                                                          --------------         --------------       --------------
Fees to FSFs                                                   $374                    84                    3
Allocated cost of sales material relating to the                162                    14                    3
Fund (including printing, mailing, and promotion
expenses)
Allocated travel, entertainment and other                        92                     5                    2
   promotional expenses



INVESTMENT PERFORMANCE


The Fund's average annual total returns at September 30, 2002, were (1):



                                                                                  CLASS A SHARES (%)

                                                                      1 YEAR          5 YEARS          10 YEARS
                                                                      ------          -------          --------
With sales charge of 4.75%                                            -25.39           -5.82             7.42
Return after taxes on distributions                                   -25.39           -6.57             6.54
Return after taxes on distributions and sale of the Fund shares       -15.59           -5.26             6.22
Without sales charge                                                  -20.85           -4.69             8.18
Return after taxes on distributions                                   -20.85           -5.45             7.29
Return after taxes on distributions and sale of the Fund shares       -12.80           -3.39             6.88

                                                                                  CLASS B SHARES (%)

                                                                      1 YEAR          5 YEARS         10 YEARS
                                                                      ------          -------         --------
With applicable CDSC                                                  -24.90           -5.03            8.17
Return after taxes on distributions                                   -24.90           -5.80            7.27
Return after taxes on distributions and sale of the Fund shares       -15.29           -3.65            6.87
Without CDSC                                                          -20.95           -4.72            8.17
Return after taxes on distributions                                   -20.95           -5.47            7.27
Return after taxes on distributions and sale of the Fund shares       -12.86           -3.41            6.87

                                                                                  CLASS C SHARES (%)

                                                                      1 YEAR          5 YEARS         10 YEARS
                                                                      ------          -------         --------
With applicable CDSC                                                  -21.74           -4.72            8.17
Return after taxes on distributions                                   -21.74           -5.47            7.27
Return after taxes on distributions and sale of the Fund shares       -13.35           -3.41            6.87
Without CDSC                                                          -20.95           -4.72            8.17
Return after taxes on distributions                                   -20.95           -5.47            7.27
Return after taxes on distributions and sale of the Fund shares       -12.86           -3.41            6.87

                                                                                  CLASS Z SHARES (%)

                                                                      1 YEAR          5 YEARS         10 YEARS
                                                                      ------          -------         --------
Return before taxes                                                   -20.90           -4.70            8.17
Return after taxes on distributions                                   -20.90           -5.46            7.28
Return after taxes on distributions and sale of the Fund shares       -12.83           -3.40            6.88


                                       j

(1) Classes A, B and C are newer classes of shares. Their performance includes returns of the Fund's Class Z shares (the oldest existing Fund Class) for periods prior to the inception of Class A, B and C shares. Class A, B and C shares were initially offered on July 29, 2002. Class Z shares were initially offered on April 29, 1994. The Class A, B and C share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns for periods prior to the inception of Classes A, B and C shares would have been lower.

See Part 2 of this SAI, "Performance Measures," for how calculations are made.


CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the custodian for the Fund. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, Massachusetts 02110-2624, are the Fund's independent accountants providing audit and tax return review services and assistance and consultation in connection with the review of various SEC filings. The audited financial statements for the year ended September 30, 2002 incorporated by reference in this SAI have been so incorporated, and the financial highlights for the years in the period ended September 30, 2002 included in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

                                       k


                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2


The following information applies generally to most funds advised by the Advisor. "Funds" include certain series of Liberty-Stein Roe Funds Investment Trust. In certain cases, the discussion applies to some, but not all of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.


MISCELLANEOUS INVESTMENT PRACTICES


PART 1 OF THIS SAI LISTS ON PAGE B WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND. UNLESS OTHERWISE NOTED, THE TERM "FUND" REFERS TO EACH FUND.


DERIVATIVES


Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, and other instruments the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency ("Derivatives").


Derivatives are most often used to manage investment risk or to create an investment position indirectly because using them is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on Stein Roe's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

SENIOR LOANS

Senior Loans generally are arranged through private negotiations between a Borrower and the Lenders represented in each case by one or more Agents of the several Lenders. Senior Loans in which the Intermediate Bond Fund will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Senior Loans in the Fund's investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 180 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans. Stein Roe estimates actual average maturity of Senior Loans in the portfolio will be approximately 18-24 months.

STRUCTURED NOTES

The Intermediate Bond Fund may invest in structured notes, including "total rate of return swaps" with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, which is a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of a structured note. Structured notes are treated as Senior Loans.

INTEREST RATE SWAPS, CAPS AND FLOORS


The Intermediate Bond Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest; (E.G., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments). For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan to a Borrower that has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The notional principal amount for interest rate caps and floors is the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs. The Fund will not enter into swaps, caps or floors, if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

In circumstances in which Stein Roe anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates were to decline below the floor rate, the Fund would receive payments from its counterparty that would wholly or partially offset the decrease in the payments it would receive with respect to the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive with respect to floating rate portfolio assets being hedged.


The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of Senior Loans depends on Stein Roe's ability to predict correctly the direction and extent of movements in interest rates. Although Stein Roe believes that use of the hedging and risk management techniques described above will benefit the Fund, if Stein Roe's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance could be worse than if it had not entered into any such transaction. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.


Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, Stein Roe and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis; i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained. If the Fund enters into a swap on other than a net basis, the Fund will maintain the full amount of its obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange
(NYSE) or other entities determined to be creditworthy by Stein Roe, pursuant to procedures adopted and reviewed on an ongoing basis by the Trust's Board of Trustees. If a default occurs by the other party to such transactions, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms Stein Roe believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.


SHORT-TERM TRADING


In seeking the Fund's investment objective, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual Funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

MEDIUM- AND LOWER-RATED DEBT SECURITIES

Medium-rated debt securities are those rated A or below by Moody's and S&P. Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;


3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment objective; and


4. Lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

FOREIGN SECURITIES

Income Bond Fund and High Yield Bond Fund may invest up to 25% of total assets (taken at market value at the time of investment) in securities of foreign issuers that are not publicly traded in the United States ("foreign securities"). Intermediate Bond Fund may invest up to 5% of total assets (taken at market value at the time of investment) in foreign securities. For purposes of these limits, foreign securities do not include securities represented by American Depositary Receipts ("ADRs"), foreign debt securities denominated in U.S. dollars, or securities guaranteed by U.S. persons. Investment in foreign securities may involve a greater degree of risk (including risks relating to exchange fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers.

The Funds may invest in both "sponsored" and "unsponsored" ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depositary and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depositary and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. No Fund expects to invest as much as 5% of its total assets in unsponsored ADRs.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under CURRENCY EXCHANGE TRANSACTIONS.)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

CURRENCY EXCHANGE TRANSACTIONS. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

The Funds' foreign currency exchange transactions are limited to transaction and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under SYNTHETIC FOREIGN POSITIONS. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund arising in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign-denominated portfolio securities can be approximately matched by a foreign-denominated liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. No Fund may engage in "speculative" currency exchange transactions.

At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency it is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, it will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive a Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

SYNTHETIC FOREIGN POSITIONS. The Funds may invest in debt instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. The results of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

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The Funds may also construct a synthetic foreign position by entering into a swap arrangement. A swap is a contractual agreement between two parties to exchange cash flows--at the time of the swap agreement and again at maturity, and, with some swaps, at various intervals through the period of the agreement. The use of swaps to construct a synthetic foreign position would generally entail the swap of interest rates and currencies. A currency swap is a contractual arrangement between two parties to exchange principal amounts in different currencies at a predetermined foreign exchange rate. An interest rate swap is a contractual agreement between two parties to exchange interest payments on identical principal amounts. An interest rate swap may be between a floating and a fixed rate instrument, a domestic and a foreign instrument, or any other type of cash flow exchange. A currency swap generally has the same risk characteristics as a forward currency contract, and all types of swaps have counter-party risk. Depending on the facts and circumstances, swaps may be considered illiquid. Illiquid securities usually have greater investment risk and are subject to greater price volatility. The net amount of the excess, if any, of a Fund's obligations over which it is entitled to receive with respect to an interest rate or currency swap will be accrued daily and liquid assets (cash, U.S. Government securities, or other "high grade" debt obligations) of the Fund having a value at least equal to such accrued excess will be segregated on the books of the Fund and held by the Custodian for the duration of the swap.


The Funds may also construct a synthetic foreign position by purchasing an instrument whose return is tied to the return of the desired foreign position. An investment in these "principal exchange rate linked securities" (often called PERLS) can produce a similar return to a direct investment in a foreign security.

OTHER INVESTMENT COMPANIES


The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.


ZERO COUPON SECURITIES (ZEROS)


The Fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.


STEP COUPON BONDS (STEPS)


The Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.


TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES


The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.


MONEY MARKET INSTRUMENTS


GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSITS are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is a promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE

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OBLIGATIONS are bonds and notes (with one year or less to
maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the Fund would be allowed to invest in directly.


SECURITIES LOANS


The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.


INTERFUND BORROWING AND LENDING


The Fund may lend money to and borrow money from other mutual funds advised by the Advisor. The Fund will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.


FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)


The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.


MORTGAGE DOLLAR ROLLS


In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.


MORTGAGE-BACKED SECURITIES


Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

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NON-AGENCY MORTGAGE-BACKED SECURITIES


The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or a U.S. government agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the Fund may incur a loss.


REPURCHASE AGREEMENTS


The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


LINE OF CREDIT


The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.


REVERSE REPURCHASE AGREEMENTS


In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.


OPTIONS ON SECURITIES


WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

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Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.


FUTURES CONTRACTS AND RELATED OPTIONS


Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.


Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.


Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of Funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

OPTIONS ON FUTURES CONTRACTS. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated accountFund. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.


The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.


There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.


To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.


In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.


INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on

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which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.


In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.


OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.


FOREIGN CURRENCY TRANSACTIONS


The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund

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expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.


The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.


It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.


A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.


At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.


The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.


SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.


MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

PARTICIPATION INTERESTS


The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

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STAND-BY COMMITMENTS


When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.


INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

FLOATING RATE INSTRUMENTS

Floating rate instruments provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.

RULE 144A SECURITIES


The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933, as amended ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


TAXES


In this section, all discussions of taxation at the shareholder and Fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

Federal Taxes. THE FUND (EVEN IF IT IS A FUND IN A TRUST WITH MULTIPLE SERIES) IS TREATED AS A SEPARATE ENTITY FOR FEDERAL INCOME TAX PURPOSES UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). THE FUND HAS ELECTED (OR IN THE CASE OF A NEW FUND, INTENDS TO ELECT) TO BE, AND INTENDS TO QUALIFY TO BE TREATED EACH YEAR AS, A "REGULATED INVESTMENT COMPANY" UNDER SUBCHAPTER M OF THE CODE BY MEETING ALL APPLICABLE REQUIREMENTS OF SUBCHAPTER M, INCLUDING REQUIREMENTS AS TO THE NATURE OF THE FUND'S GROSS INCOME, THE AMOUNT OF ITS DISTRIBUTIONS (AS A PERCENTAGE OF BOTH ITS OVERALL INCOME AND ANY TAX-EXEMPT INCOME), AND THE COMPOSITION OF ITS PORTFOLIO ASSETS. AS A REGULATED INVESTMENT COMPANY, THE FUND WILL NOT BE SUBJECT TO ANY FEDERAL INCOME OR EXCISE TAXES ON ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS THAT IT DISTRIBUTES TO SHAREHOLDERS IN ACCORDANCE WITH THE TIMING REQUIREMENTS IMPOSED BY THE CODE. THE FUND'S FOREIGN-SOURCE INCOME, IF ANY, MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. IF THE FUND WERE TO FAIL TO

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QUALIFY AS A "REGULATED INVESTMENT COMPANY" IN ANY YEAR, IT WOULD INCUR A
REGULAR FEDERAL CORPORATE INCOME TAX ON ALL OF ITS TAXABLE INCOME, WHETHER OR NOT DISTRIBUTED, AND FUND DISTRIBUTIONS WOULD GENERALLY BE TAXABLE AS ORDINARY DIVIDEND INCOME TO THE SHAREHOLDERS.


ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.


DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.


RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.


FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

FUND DISTRIBUTIONS. Distributions from the Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.


Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a fund's net asset value also reflects unrealized losses.


DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.


The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.


Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 20% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held.


A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

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Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.


SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the Fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

SALES OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 30% backup withholding tax unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the Fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

EXCISE TAX. To the extent that the Fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities) and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.

HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement , as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may be able to elect to treat a passive foreign investment company as a "qualified electing Fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the Fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return.

MANAGEMENT OF THE FUNDS

Stein Roe provides administrative and management services to the Funds. Stein Roe is a wholly owned subsidiary of Liberty Funds Group LLC, which is a wholly owned subsidiary of Columbia Management Group, Inc. (Columbia Management), a U.S. financial holding company, which is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. Each of FleetBoston Financial Corporation and Fleet National Bank is located at 100 Federal Street, Boston, MA 02110 and Columbia Management is located at One Financial Center, Boston, MA 02111-2621. As of December 31, 2002, Stein Roe managed over $14.6 billion in assets.

The directors of Stein Roe are Keith T. Banks, Roger Sayler and Joseph R. Palombo. The positions held by Messrs. Banks and Palombo are listed above. Mr. Sayler is an Executive Vice President of Columbia Management and the Advisor. The business address of Messrs. Banks and Sayler is 590 Madison Avenue, 36th Floor, Mail Stop NYEH30636A, New York, NY 10022. The business address of Mr. Palombo is One Financial Center, Boston, MA 02111.

MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.



                                                                                                          NUMBER OF
                                              YEAR FIRST                                                PORTFOLIOS IN
                                POSITION(S)    ELECTED OR                                               FUND COMPLEX    OTHER
         NAME, ADDRESS          WITH LIBERTY  APPOINTED TO              PRINCIPAL OCCUPATION(S)           OVERSEEN   DIRECTORSHIPS
            AND AGE               FUNDS        OFFICE(1)                DURING PAST FIVE YEARS           BY TRUSTEE      HELD
            -------               -----        ------                   ----------------------           ----------  -------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (Age 47)        Trustee       1996     Executive Vice President - Strategy of United      103        None
8550 West Bryn Mawr, 6th Floor                           Airlines (airlines) since December, 2002
Chicago, IL 60631                                        (formerly President of UAL Loyalty Services
                                                         and Executive Vice President of United Airlines
                                                         from September, 2001 to December, 2002; Executive
                                                         Vice President from July, 1999 to September,
                                                         2001; Chief Financial Officer of United Airlines
                                                         since July, 1999; Senior Vice President and Chief
                                                         Financial Officer of UAL, Inc. prior thereto).

Janet Langford Kelly (Age 45)     Trustee       1996     Executive Vice President-Corporate Development      103        None
One Kellogg Square                                       and Administration, General Counsel and
Battle Creek, MI 49016                                   Secretary, Kellogg Company (food manufacturer),
                                                         since September, 1999; Senior Vice President,
                                                         Secretary and General Counsel, Sara Lee
                                                         Corporation (branded, packaged,
                                                         consumer-products manufacturer) prior thereto.

Richard W. Lowry (Age 65)         Trustee       1995     Private Investor since August, 1987 (formerly       105        None
10701 Charleston Drive                                   Chairman and Chief Executive Officer, U.S.
Vero Beach, FL 32963                                     Plywood Corporation (building products
                                                         manufacturer)).

Salvatore Macera (Age 71)         Trustee       1998     Private Investor since 1981 (formerly Executive     103        None
26 Little Neck Lane                                      Vice President and Director of Itek Corporation
New Seabury, MA  02649                                   (electronics) from 1975 to 1981).

(1) In December 2000, the boards of the Liberty funds and Stein Roe funds were combined into one board of trustees with common membership. The date shown is the earliest date on which a trustee was elected to either the Liberty funds board or the former Stein Roe funds board.

                                                                                                          NUMBER OF
                                              YEAR FIRST                                                PORTFOLIOS IN
                                POSITION(S)    ELECTED OR                                               FUND COMPLEX    OTHER
         NAME, ADDRESS          WITH LIBERTY  APPOINTED TO              PRINCIPAL OCCUPATION(S)           OVERSEEN   DIRECTORSHIPS
            AND AGE               FUNDS        OFFICE(1)                DURING PAST FIVE YEARS           BY TRUSTEE      HELD
            -------               -----        ------                   ----------------------           ----------  -------------
DISINTERESTED TRUSTEES
Charles R. Nelson (Age 60)        Trustee       1981     Professor of Economics, University of Washington,   118(2)     None
Department of Economics                                  since January 1976; Ford and Louisa Van Voorhis
University of Washington                                 Professor of Political Economy, University of
Box 353330                                               Washington, since September 1993; Director,
Seattle, WA 98195                                        Institute of Economic Research, University of
                                                         Washington, since September 2001; Adjunct
                                                         Professor of Statistics, University of
                                                         Washington, since September 1980; Associate
                                                         Editor, Journal of Money Credit and Banking,
                                                         since September, 1993; Trustee, Columbia
                                                         Funds since July, 2002; consultant on
                                                         econometric and statistical matters.

John J. Neuhauser (Age 59)        Trustee       1995     Academic Vice President and Dean of Faculties        105   Saucony, Inc.
Bourneuf House                                           since August, 1999, Boston College (formerly                (athletic
84 College Road                                          Dean, Boston College School of Management from              footwear);
Chestnut Hill, MA 02467-3838                             September, 1977 to September, 1999).                        SkillSoft
                                                                                                                       Corp.
                                                                                                                    (E-Learning)

Thomas E. Stitzel (Age 66)        Trustee       1998     Business Consultant since 1999 (formerly             103        None
2208 Tawny Woods Place                                   Professor of Finance from 1975 to 1999 and Dean
Boise, ID  83706                                         from 1977 to 1991, College of Business, Boise
                                                         State University); Chartered Financial Analyst.

(2) In addition to serving as a disinterested trustee of the Liberty Funds, Mr. Nelson serves as a disinterested director of the Columbia Funds, which are advised by an affiliate of the Advisor, currently consisting of 15 funds.

                                                                                                NUMBER OF
                                              YEAR FIRST                                      PORTFOLIOS IN
                                POSITION(S)    ELECTED OR                                      FUND COMPLEX    OTHER
         NAME, ADDRESS          WITH LIBERTY  APPOINTED TO       PRINCIPAL OCCUPATION(S)         OVERSEEN   DIRECTORSHIPS
            AND AGE               FUNDS        OFFICE(1)         DURING PAST FIVE YEARS         BY TRUSTEE      HELD
            -------               -----        ------            ----------------------         ----------  -------------
DISINTERESTED TRUSTEES

Thomas C. Theobald (Age 65)       Trustee       1996        Managing Director, William Blair        103   Xerox Corporation
Suite 1300                                                  Capital Partners (private equity              (business products and
222 West Adams Street                                       investing) sinceSeptember, 1994               services), Anixter
Chicago, IL 60606                                           (formerly Chief Executive Officer             International (network
                                                            and Chairman of the Board of                  support equipment
                                                            Directors, Continental Bank                   distributor), Jones Lang
                                                            Corporation).                                 LaSalle (real estate
                                                                                                          management services) and
                                                                                                          MONY Group (life
                                                                                                          insurance).

Anne-Lee Verville (Age 57)        Trustee       1998        Author and speaker on educational      103   Chairman of the Board of
359 Stickney Hill Road                                      systems needs (formerly General              Directors, Enesco Group,
Hopkinton, NH  03229                                        Manager, Global Education                    Inc. (designer, importer
                                                            Industry from 1994 to 1997, and              and distributor of
                                                            President, Applications Solutions            giftware and
                                                            Division from 1991 to 1994, IBM              collectibles).
                                                            Corporation (global education and
                                                            global applications)).

                                                                                                NUMBER OF
                                              YEAR FIRST                                      PORTFOLIOS IN
                                POSITION(S)    ELECTED OR                                      FUND COMPLEX    OTHER
         NAME, ADDRESS          WITH LIBERTY  APPOINTED TO       PRINCIPAL OCCUPATION(S)         OVERSEEN   DIRECTORSHIPS
            AND AGE               FUNDS        OFFICE(1)         DURING PAST FIVE YEARS         BY TRUSTEE      HELD
            -------               -----        ------            ----------------------         ----------  -------------
INTERESTED TRUSTEES
William E. Mayer(3) (Age 62)      Trustee       1994        Managing Partner, Park Avenue           105   Lee Enterprises (print
399 Park Avenue                                             Equity Partners (private equity               and on-line media), WR
Suite 3204                                                  Fund) since February, 1999                    Hambrecht + Co.
New York, NY 10022                                          (formerly Founding Partner,                   (financial service
                                                            Development Capital LLC from                  provider), First Health
                                                            November 1996 to February, 1999;              (healthcare) and Systech
                                                            Dean and Professor, College of                Retail Systems (retail
                                                            Business and Management,                      industry technology
                                                            University of Maryland from                   provider)
                                                            October, 1992 to November, 1996).

Joseph R. Palombo(3) (Age 49)   Trustee and     2000        Chief Operating Officer of              103          None
One Financial Center            Chairman of                 Columbia Management Group, Inc.
Boston, MA 02111                 the Board                  (Columbia Management Group)
                                                            since November, 2001 (formerly
                                                            Chief Operations Officer of
                                                            Mutual Funds, Liberty Financial
                                                            Companies, Inc. from August,
                                                            2000 to November, 2001) Executive
                                                            Vice President of Stein Roe &
                                                            Farnham Incorporated (Stein Roe)
                                                            since April, 1999; Executive Vice
                                                            President and Director of the
                                                            Colonial Management Associates,
                                                            Inc. since April, 1999; Executive
                                                            Vice President and Chief
                                                            Administrative Officer of Liberty
                                                            Funds Group, LLC ("LFG") since
                                                            April, 1999; Director of Stein Roe
                                                            since September, 2000; Trustee and
                                                            Chairman of the Board of the Stein
                                                            Roe Mutual Funds since October, 2000;
                                                            Manager of Stein Roe Floating Rate
                                                            Limited Liability Company since
                                                            October, 2000; Vice President of
                                                            Galaxy Funds since September, 2000
                                                            (formerly Vice President of the
                                                            Liberty Funds from April, 1999 to
                                                            August, 2000; Chief Operating Officer
                                                            and Chief Compliance Officer, Putnam
                                                            Mutual Funds from December, 1993
                                                            to March, 1999).

(3) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.

                                                     YEAR FIRST
                                     POSITION(S)     ELECTED OR
          NAME, ADDRESS             WITH LIBERTY    APPOINTED TO                PRINCIPAL OCCUPATION(S)
             AND AGE                    FUNDS          OFFICE(1)                DURING PAST FIVE YEARS
             -------                    -----          ------                   ----------------------
OFFICERS
Keith T. Banks (Age 47)               President         2001       President of the Liberty Funds since November,
Columbia Management Group, Inc.                                    2001; President, Chief Investment Officer and
590 Madison Avenue, 36th Floor                                     Chief Executive Officer of Columbia Management Group
New York, NY  10022                                                or its predecessor since August, 2000; President of
                                                                   the Galaxy Funds since September, 2002 (formerly
                                                                   Managing Director and Head of U.S. Equity, J.P.
                                                                   Morgan Investment Management from November, 1996
                                                                   to August, 2000).

                                     Chief              2001       Controller of the Liberty Funds, Stein Roe Funds and
Vicki L. Benjamin (Age 41)           Accounting                    Liberty All-Star Funds since May, 2002; Chief Accounting
One Financial Center                 Officer and                   Accounting Officer of the Liberty Funds, Stein Roe Funds
Boston, MA 02111                     Controller                    and Liberty All-Star Funds since June, 2001; Vice
                                                                   President of LFG since April, 2001; Controller and Chief
                                                                   Accounting Officer of the Galaxy Funds since September,
                                                                   2002 (formerly Vice President, Corporate Audit, State
                                                                   Street Bank and Trust Company from May, 1998 to April,
                                                                   2001; Audit Manager from July, 1994 to June, 1997;
                                                                   Senior Audit Manager from July, 1997 to May, 1998,
                                                                   Coopers & Lybrand, LLP).

                                                     YEAR FIRST
                                     POSITION(S)     ELECTED OR
          NAME, ADDRESS             WITH LIBERTY    APPOINTED TO                PRINCIPAL OCCUPATION(S)
             AND AGE                    FUNDS          OFFICE(1)                DURING PAST FIVE YEARS
             -------                    -----          ------                   ----------------------
OFFICERS
J. Kevin Connaughton (Age 38)         Treasurer         2000       Treasurer of the Liberty Funds and of the Liberty
One Financial Center                                               All-Star Funds since December, 2000 (formerly
Boston, MA 02111                                                   Controller of the Liberty Funds and of the Liberty
                                                                   All-Star Funds from February, 1998 to October, 2000);
                                                                   Treasurer of the Stein Roe Funds since February, 2001
                                                                   (formerly Controller from May, 2000 to February, 2001);
                                                                   Assistant Treasurer of the Galaxy Funds since September,
                                                                   2000; Senior Vice President of LFG since January, 2001
                                                                   (formerly Vice President from April, 2000 to January,
                                                                   2001; Vice President of the Advisor from February,
                                                                   1998 to October, 2000) (formerly Senior Tax Manager,
                                                                   Coopers & Lybrand, LLP from April, 1996 to January, 1998).

Jean S. Loewenberg (Age 57)           Secretary         2002       Secretary of the Liberty Funds, Stein Roe Funds and
One Financial Center                                               of the Liberty All-Star Funds since February, 2002;
Boston, MA 02111                                                   Assistant Secretary of the Galaxy Funds since September,
                                                                   2002; General Counsel of Columbia Management Group since
                                                                   December, 2001; Senior Vice President since November,
                                                                   1996 and Assistant General Counsel since September,
                                                                   2002 of Fleet National Bank (formerly Senior Vice
                                                                   President and Group Senior Counsel of Fleet National
                                                                   Bank from November, 1996 to September, 2002).


TRUSTEE POSITIONS

As of December 31, 2002, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

APPROVING THE INVESTMENT ADVISORY CONTRACT

In determining to approve the most recent annual extension of the Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in the Fund's Prospectuses and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by the Advisor to the Fund were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Fund. See "Principal Investment Strategies" and "Principal Investment Risks" in the Fund's Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

The Trustees considered the scope of the services provided by the Advisor to the Fund under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds - The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Fund. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds - Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Fund's total expenses and the reputation of the Fund's other service providers. See "Your Expenses" in the Fund's Prospectuses. The Trustees also considered information provided by third parties relating to the Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectuses), as well as factors identified by the Advisor as contributing to the Fund's performance. See the Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Fund, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Fund directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Fund and the research services available to the Advisor by reason of brokerage commissions generated by the Fund's turnover. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of Funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity Funds, and for international or global funds, as compared to fundss investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in the Fund's Prospectuses.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

GENERAL

Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

The Trustees serve as trustees of all Funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint board meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special committee meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.


The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.


THE MANAGEMENT AGREEMENT


Under a Management Agreement between the Advisor and the Trust (Agreement), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.


The Advisor pays all compensation of the Trustees of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFD pays the cost of printing and distributing all other Prospectuses.

ADMINISTRATION AGREEMENT


Under an Administration Agreement with each Fund, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:


         (a) providing office space, equipment and clerical personnel;

         (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund;

         (c) preparing and, if applicable, filing all documents required for compliance by each Fund with (c) applicable laws and regulations;


         (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;


         (e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

         (f) maintaining certain books and records of each Fund.


The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

THE ACCOUNTING AND BOOKKEEPING AGREEMENT


Stein Roe is responsible for providing accounting and bookkeeping services to the Funds pursuant to an accounting and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), Stein Roe has delegated those functions to State Street Bank and Trust Company (State Street). Stein Roe pays fees to State Street under the Outsourcing Agreement.

Under its accounting and bookkeeping agreement with the Trusts, Stein Roe receives from each Fund and Liberty-Stein Roe Institutional Floating Rate Limited Liability Company (Portfolio) a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

- From the Portfolio or any stand-alone fund, an annual flat fee of $10,000, paid monthly;
- From each feeder fund to the Portfolio, an annual flat fee of $5,000, paid monthly; and
- In any month that a fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the fund that is determined by the following formula:


         [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)


Each Fund reimburses Stein Roe for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.


PORTFOLIO TRANSACTIONS


INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the Funds. Various officers and Trustees of the Trust also serve as officers or Trustees of other Funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other Funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

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BROKERAGE AND RESEARCH SERVICES.


Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the Funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.


The Advisor may use the services of Quick & Reilly, Inc. or Fleet Securities, Inc., each an affiliate of the Advisor, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.


PRINCIPAL UNDERWRITER


LFD is the principal underwriter of the Trust's shares. LFD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized financial service firms (FSFs) or investors.

INVESTOR SERVICING AND TRANSFER AGENT


LFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to LFS is based on the average daily net assets of each Fund plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY LFS. The agreement continues indefinitely but may be terminated by 180 days' notice by the Fund to LFS or by LFS to the Fund. The agreement limits the liability of LFS to the Fund for loss or damage incurred by the Fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the Fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.


CODE OF ETHICS


The Fund, the Advisor, and LFD have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at HTTP://WWW.SEC.GOV, and may also be obtained, after paying a duplicating fee, by electronic request to PUBLICINFO@SEC.GOV or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


DETERMINATION OF NET ASSET VALUE


Each Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Board of Trustees.


HOW TO BUY SHARES


The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If Funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient Funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.


LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.


Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSFs that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.


SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.


AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most Funds may be purchased through the Automatic Investment Plan. Preauthorized monthly bank drafts or electronic funds transfers for a fixed amount of at least $50 are used to purchase a Fund's shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your Fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes. You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of Funds, by telephone or in writing; if in writing by mailing your instructions to Liberty Funds Services, Inc. P.O. Box 8081, Boston, MA 02266-8081.


You should consult your FSF or investment advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.

TAX-SHELTERED RETIREMENT PLANS. LFD offers prototype tax-qualified plans, including Individual Retirement Accounts (IRAs), and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company is the Trustee of LFD prototype plans and charges an $18 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.


Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call LFS for more information at 1-800-422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES


RIGHT OF ACCUMULATION (Class A and B only). Reduced sales charges on Class A and B shares can be effected by combining a current purchase of Class A or Class B shares with prior purchases of Class A, B, C, T and Z shares of the funds distributed by LFD. The applicable sales charge is based on the combined total of:


1. The current purchase; and


2. The value at the public offering price at the close of business on the previous day of all funds' Class A, B, C, T and Z shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another fund other than a money market fund).


LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A shares only). Any person may qualify for reduced sales charges on purchases of Class A shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.


REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B or C shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any Fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

PRIVILEGES OF LIBERTY EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO STEIN ROE IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO THE FUNDS). Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, LFD and companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or contingent deferred sales charges; however, they will be subject to the annual Rule 12b-1 service fee.

EXCHANGES FOR AFFILIATES OF LFD. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual Rule 12b-1 distribution and service fee.


SPONSORED ARRANGEMENTS. Class A shares of certain funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (Classes A, B and C) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. DEATH. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. SYSTEMATIC WITHDRAWAL PLAN (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell
   Shares - Systematic Withdrawal Plan."

3. DISABILITY. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. DEATH OF A TRUSTEE. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND
   (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. RETURNS OF EXCESS CONTRIBUTIONS. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by LFD.

6. QUALIFIED RETIREMENT PLANS. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES


Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable CDSC) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call LFS for more information at 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.


SYSTEMATIC WITHDRAWAL PLAN. If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

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A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.


Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. All fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guarantee request. Telephone redemption privileges for larger amounts may be elected on the Application. LFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.


CHECKWRITING. Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. LFS will provide checks to be drawn on Boston Safe Deposit and Trust Company (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks, however, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a fund's net asset value, a fund may make the payment or a portion of the payment with portfolio securities held by that fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or

                                       33

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redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged.

HOW TO EXCHANGE SHARES


Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class Z shares may be exchanged for Class A shares of the other funds. The prospectus of each fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain funds are not available to residents of all states. Consult LFS before requesting an exchange.


By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fundshares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or LFS. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY


Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular Fund incurring financial loss on account of another Fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other Fund was unable to meet its obligations.


SHAREHOLDER MEETINGS


As described under the caption "Organization and History," the Fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.


At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES

TOTAL RETURN


STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the Fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the Fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.


NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e. cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.


Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares (except Liberty Money Market Fund); if the newer class is Class B or Class C shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B or Class C shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor, Administrator or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.


YIELD

MONEY MARKET. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.

NON-MONEY MARKET. The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and, in some cases, state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by the Advisor or its affiliates have been added back to actual expenses.

DISTRIBUTION RATE. The distribution rate for each class of shares of a fund is usually calculated by dividing annual or annualized distributions by the maximum offering price of that class on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

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

The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor to be reputable, and publications in the press pertaining to a fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.


TAX-RELATED ILLUSTRATIONS. The fund also may present hypothetical illustrations
(i) comparing the fund's and other mutual funds' pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.


GENERAL. From time to time, the fund may discuss or quote its current portfolio manager as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New ValueTM investment strategy that expands upon the principles of traditional value investing; the fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, the fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                             STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

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MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

         Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

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CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are NOT addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

AAA bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

AA bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

BA bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

              Prime-1  Highest Quality
              Prime-2  Higher Quality
              Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

                                   APPENDIX II
                                DECEMBER 31, 2001

SOURCE            CATEGORY                                                                      RETURN (%)

CREDIT SUISSE FIRST BOSTON:
                  CSFB High Yield Index                                                            5.78
                  CSFB Leveraged Loan Index                                                        2.66

LIPPER,
INC.:
                  AMEX Composite Index P                                                             -5.59
                  AMEX Computer Tech IX P                                                           -15.09
                  AMEX Institutional IX P                                                           -15.78
                  AMEX Major Market IX P                                                             -4.75
                  Bse Sensex Index                                                                  -17.87
                  CAC 40: FFR IX P                                                                  -21.97
                  CD Rate 1 Month Index Tr                                                            3.88
                  CD Rate 3 Month Index Tr                                                            3.74
                  CD Rate 6 Month Index Tr                                                            3.69
                  Consumer Price Index                                                                 N/A
                  DAX:DM IX TR                                                                      -19.79
                  Domini 400 Social Index                                                              N/A
                  Dow Jones 65 Comp Av P                                                            -12.82
                  Dow Jones Ind Average P                                                            -7.10
                  Dow Jones Ind Dly Reinv                                                            -5.43
                  Dow Jones Ind Mth Reinv                                                            -5.42
                  Dow Jones Trans Av P                                                              -10.41
                  Dow Jones Trans Av Tr                                                              -9.30
                  Dow Jones Util Av P                                                               -28.68
                  Dow Jones Util Av Tr                                                              -26.27
                  Ft/S&P Act Wld Ex US IX                                                           -21.47
                  Jakarta Composite Index                                                            -5.83
                  Jasdaq Index:Yen P                                                                -12.92
                  Lehman 1-3 Govt/Cred Tr                                                             8.78
                  Lehman 1-3 Govt/Credit P                                                            2.73
                  Lehman Aggregate Bd P                                                               1.97
                  Lehman Aggregate Bd Tr                                                              8.44
                  Lehman Cr Bd Int P                                                                  2.69
                  Lehman Cr Bd Int Tr                                                                 9.77
                  Lehman Govt Bd Int P                                                                2.40
                  Lehman Govt Bd Int Tr                                                               8.42
                  Lehman Govt Bd Long P                                                              -1.91
                  Lehman Govt Bd Long Tr                                                              4.34
                  Lehman Govt Bd P                                                                    1.14
                  Lehman Govt Bd Tr                                                                   7.23
                  Lehman Govt/Cr Bd P                                                                 1.90
                  Lehman Govt/Cr Bd Tr                                                                8.50
                  Lehman Govt/Cr Int P                                                                2.50
                  Lehman Govt/Cr Int Tr                                                               8.96
                  Lehman High Yield P                                                                -4.23
                  Lehman High Yield Tr                                                                5.28

                                       42


                  Lehman Muni 10 Yr IX P                                                             -0.45
                  Lehman Muni 10 Yr IX Tr                                                             4.62
                  Lehman Muni 3 Yr IX P                                                               1.37
                  Lehman Muni 3 Yr IX Tr                                                              6.59
                  Lehman Muni 5 Yr IX Tr                                                              6.21
                  Lehman Muni Bond IX P                                                              -0.16
                  Lehman Muni Bond IX Tr                                                              5.13
                  ML 10+ Yr Treasury IX Tr                                                            4.21
                  ML 1-10 YR CORP BD IX P                                                             2.95
                  ML 1-10 YR CORP BD IX TR                                                           10.02
                  ML 1-3 Yr Muni IX P                                                                 0.93
                  ML 1-3 Yr Muni IX Tr                                                                6.04
                  ML 1-3 Yr Treasury IX P                                                             2.43
                  ML 1-3 Yr Treasury IX Tr                                                            8.30
                  ML 1-5 Yr Gv/Cp Bd IX P                                                             2.68
                  ML 1-5 Yr Gv/Cp Bd IX Tr                                                            8.98
                  ML 15 Yr Mortgage IX P                                                              2.19
                  ML 15 Yr Mortgage IX Tr                                                             8.34
                  ML 1-5 Yr Treasury IX P                                                             2.28
                  ML 1-5 Yr Treasury IX Tr                                                            8.37
                  ML 3 MO T-Bill IX Tr                                                                4.42
                  ML 3-5 Yr Govt IX P                                                                 2.36
                  ML 3-5 Yr Govt IX Tr                                                                8.75
                  ML 3-7 Yr Muni IX Tr                                                                5.97
                  ML 7-12 YR MUNI IX P                                                               -0.55
                  ML 7-12 YR MUNI IX TR                                                               4.54
                  ML Corp Master Index P                                                              3.38
                  ML Corp Master Index Tr                                                            10.70
                  ML Gov/ Corp Master IX T                                                            8.43
                  ML Govt Master Index P                                                              1.03
                  ML Govt Master Index Tr                                                             7.18
                  ML Govt/Corp Master IX P                                                            1.87
                  ML HIGH YLD MASTER 2  P                                                            -4.76
                  ML HIGH YLD MASTER 2  TR                                                            4.48
                  ML High Yld Master IX P                                                            -3.88
                  ML High Yld Master IX Tr                                                            6.20
                  ML US CP/GV 10+ YR IX P                                                             0.12
                  ML US CP/GV 10+ YR IX TR                                                            7.02
                  ML US DOM MASTER  IX P                                                              1.84
                  ML US DOM MASTER  IX TR                                                             8.32
                  MSCI AC Americas Free GD                                                          -12.18
                  MSCI AC Americas Free ID                                                          -13.43
                  MSCI AC Asia Fr-Ja IX GD                                                           -3.84
                  MSCI AC Asia Fr-Ja IX ID                                                           -5.94
                  MSCI AC ASIA PAC FR DGD                                                           -20.73
                  MSCI AC ASIA PAC FR DND                                                           -20.93
                  MSCI AC ASIA PAC FR P IX                                                          -21.84
                  MSCI AC Asia Pac Fr-J GD                                                           -2.40
                  MSCI AC Asia Pac FR-J IX                                                           -4.79
                  MSCI AC Europe IX GD                                                              -19.49
                  MSCI AC Europe IX ID                                                              -21.08
                  MSCI AC Fe Free IX GD                                                             -22.96
                  MSCI AC Fe Free IX ID                                                             -23.87

                                       43


                  MSCI AC Fe Fr-Ja IX GD                                                             -2.08
                  MSCI AC Fe Fr-Ja IX ID                                                             -4.19
                  MSCI AC Pac Fr-Jpn IX GD                                                           -0.99
                  MSCI AC Pac Fr-Jpn IX ID                                                           -3.41
                  MSCI AC Pacific FR IX ID                                                          -21.84
                  MSCI AC WLD FR VAL IX GD                                                          -13.87
                  MSCI AC WLD FR-US GR DGD                                                          -23.43
                  MSCI AC World Free IX GD                                                          -15.91
                  MSCI AC World Free Ix ID                                                          -17.26
                  MSCI AC World Fr-USA GD                                                           -19.50
                  MSCI AC World Fr-USA ID                                                           -20.98
                  MSCI AC WRLD FR GR DGD                                                            -18.55
                  MSCI AC Wrld Fr-Ja IX GD                                                          -14.45
                  MSCI AC Wrld Fr-Ja IX ID                                                          -15.89
                  MSCI AC WRLD FR-US V DGD                                                          -15.83
                  MSCI Argentina IX GD                                                              -18.27
                  MSCI Argentina IX ID                                                              -22.16
                  MSCI Australia IX GD                                                                2.66
                  MSCI Australia IX ID                                                               -0.58
                  MSCI Australia IX ND                                                                1.68
                  MSCI Austria IX GD                                                                 -5.05
                  MSCI Austria IX ID                                                                 -7.44
                  MSCI Austria IX ND                                                                 -5.65
                  MSCI Belgium IX GD                                                                -10.17
                  MSCI Belgium IX ID                                                                -13.03
                  MSCI Belgium IX ND                                                                -10.89
                  MSCI BRAZIL FREE IX GD                                                            -16.99
                  MSCI BRAZIL FREE IX ID                                                            -21.77
                  MSCI Canada IX GD                                                                 -20.10
                  MSCI Canada IX ID                                                                 -21.41
                  MSCI Canada IX ND                                                                 -20.43
                  MSCI Chile IX GD                                                                   -2.83
                  MSCI Chile IX ID                                                                   -5.96
                  MSCI China Free IX ID                                                             -26.04
                  MSCI Colombia IX GD                                                                45.77
                  MSCI Colombia IX ID                                                                37.07
                  MSCI Czech Rep IX GD                                                               -2.01
                  MSCI Czech Rep IX ID                                                               -4.15
                  MSCI Denmark IX GD                                                                -14.39
                  MSCI Denmark IX ID                                                                -15.94
                  MSCI Denmark IX ND                                                                -14.81
                  MSCI EAFE - JAPAN IX ND                                                           -19.14
                  MSCI EAFE - UK IX GD                                                              -23.20
                  MSCI EAFE - UK IX ID                                                              -24.44
                  MSCI EAFE - UK IX ND                                                              -23.50
                  MSCI EAFE + Canada IX GD                                                          -21.16
                  MSCI EAFE + Canada IX ID                                                          -22.56
                  MSCI EAFE + Canada IX ND                                                          -21.40
                  MSCI EAFE + EMF IX GD                                                             -19.47
                  MSCI EAFE + EMF IX ID                                                             -20.96
                  MSCI EAFE Fr IX ID                                                                -22.61
                  MSCI EAFE GDP Wt IX GD                                                            -21.93
                  MSCI EAFE GDP Wt IX ID                                                            -23.26
                  MSCI EAFE GDP Wt IX ND                                                            -22.20
                  MSCI EAFE GROWTH IX GD                                                            -24.41

                                       44


                  MSCI EAFE GROWTH IX ID                                                            -25.52
                  MSCI EAFE IX GD                                                                   -21.21
                  MSCI EAFE IX ID                                                                   -22.61
                  MSCI EAFE IX ND                                                                   -21.44
                  MSCI EAFE VALUE IX GD                                                             -18.22
                  MSCI EAFE VALUE IX ID                                                             -19.91
                  MSCI EASEA IX GD                                                                  -18.86
                  MSCI EASEA IX ID                                                                  -20.54
                  MSCI EASEA IX ND                                                                  -19.14
                  MSCI Em Eur/Mid East GD                                                           -16.06
                  MSCI Em Eur/Mid East ID                                                           -17.65
                  MSCI Em Europe IX GD                                                               -8.79
                  MSCI Em Europe IX ID                                                              -10.49
                  MSCI EMF Asia IX GD                                                                 6.19
                  MSCI EMF Asia IX ID                                                                 4.24
                  MSCI EMF Far East IX GD                                                            11.35
                  MSCI EMF Far East IX ID                                                             9.45
                  MSCI EMF IX GD                                                                     -2.37
                  MSCI EMF IX ID                                                                     -4.91
                  MSCI EMF Latin Am IX GD                                                            -0.39
                  MSCI EMF Latin Am IX ID                                                            -4.31
                  MSCI EURO UNION GR IX GD                                                          -24.64
                  MSCI Europe - UK IX GD                                                            -22.00
                  MSCI Europe - UK IX ID                                                            -23.41
                  MSCI Europe - UK IX ND                                                            -22.37
                  MSCI Europe GDP Wt IX ID                                                          -21.23
                  MSCI Europe IX GD                                                                 -19.64
                  MSCI Europe IX ID                                                                 -20.73
                  MSCI Europe IX ND                                                                 -19.90
                  MSCI European Union GD                                                            -19.62
                  MSCI European Union ID                                                            -21.29
                  MSCI EUROPEAN VL IX GD                                                            -15.42
                  MSCI Far East Free IX ID                                                          -29.06
                  MSCI Far East IX GD                                                               -28.28
                  MSCI Far East IX ID                                                               -29.06
                  MSCI Far East IX ND                                                               -28.39
                  MSCI Finland IX GD                                                                -37.81
                  MSCI Finland IX ID                                                                -39.07
                  MSCI Finland IX ND                                                                -38.18
                  MSCI France IX GD                                                                 -22.09
                  MSCI France IX ID                                                                 -23.18
                  MSCI France IX ND                                                                 -22.36
                  MSCI Germany IX GD                                                                -21.99
                  MSCI Germany IX ID                                                                -23.47
                  MSCI Germany IX ND                                                                -22.39
                  MSCI Greece IX GD                                                                 -29.61
                  MSCI Greece IX ID                                                                 -31.36
                  MSCI Hong Kong IX GD                                                              -18.61
                  MSCI Hong Kong IX ID                                                              -21.20
                  MSCI Hongkong IX ND                                                               -18.61
                  MSCI Hungary IX GD                                                                 -9.16
                  MSCI Hungary IX ID                                                                -10.46
                  MSCI India IX GD                                                                  -19.45
                  MSCI India IX ID                                                                  -21.17

                                       45


                  MSCI Indonesia FR IX GD                                                            -8.48
                  MSCI Indonesia FR IX ID                                                           -10.88
                  MSCI Ireland IX ID                                                                 -4.13
                  MSCI Israel Dom IX ID                                                             -17.57
                  MSCI Israel IX ID                                                                 -32.28
                  MSCI Israel Non Dom Ixid                                                          -53.81
                  MSCI Italy IX GD                                                                  -26.10
                  MSCI Italy IX ID                                                                  -27.90
                  MSCI Italy IX ND                                                                  -26.59
                  MSCI JAPAN GROWTH IX GD                                                           -28.83
                  MSCI Japan IX GD                                                                  -29.28
                  MSCI Japan IX ID                                                                  -29.89
                  MSCI Japan IX ND                                                                  -29.40
                  MSCI JAPAN VALUE IX GD                                                            -30.11
                  MSCI Jordan IX GD                                                                  34.59
                  MSCI Jordan IX ID                                                                  29.02
                  MSCI Kokusai IX GD                                                                -15.06
                  MSCI Kokusai IX ID                                                                -16.46
                  MSCI Kokusai IX ND                                                                -15.39
                  MSCI Korea IX GD                                                                   48.71
                  MSCI Korea IX ID                                                                   45.97
                  MSCI Luxembourg IX ID                                                             -46.04
                  MSCI Malaysia Free Ix GD                                                            4.56
                  MSCI Malaysia Free IX ID                                                            2.26
                  MSCI Mexico Free IX GD                                                             18.55
                  MSCI Mexico Free IX ID                                                             15.93
                  MSCI N American G IX ID                                                           -15.47
                  MSCI N American Vl IX ID                                                          -12.89
                  MSCI Netherland IX GD                                                             -21.62
                  MSCI Netherland IX ID                                                             -23.53
                  MSCI Netherland IX ND                                                             -22.10
                  MSCI New Zealand IX GD                                                              9.50
                  MSCI New Zealand IX ID                                                              5.63
                  MSCI New Zealand IX ND                                                              8.42
                  MSCI Nordic IX GD                                                                 -28.67
                  MSCI Nordic IX ID                                                                 -30.05
                  MSCI Nordic IX ND                                                                 -29.07
                  MSCI Norway IX GD                                                                 -11.69
                  MSCI Norway IX ID                                                                 -13.79
                  MSCI Norway IX ND                                                                 -12.22
                  MSCI Nth Amer IX GD                                                               -12.40
                  MSCI Nth Amer IX ID                                                               -13.60
                  MSCI Nth Amer IX ND                                                               -12.75
                  MSCI Pac - Japan IX GD                                                             -9.43
                  MSCI Pac - Japan IX ID                                                            -12.16
                  MSCI Pac - Japan IX ND                                                             -9.88
                  MSCI PAC FREE GR IX GD                                                            -25.27
                  MSCI PAC FREE VL IX GD                                                            -25.42
                  MSCI PAC FR-JPN GR IX GD                                                          -11.64
                  MSCI PAC FR-JPN VL IX GD                                                           -7.43
                  MSCI Pacific Free IX ID                                                           -26.21
                  MSCI Pacific Fr-Jpn ID                                                            -12.16
                  MSCI Pacific IX GD                                                                -25.22
                  MSCI Pacific IX ID                                                                -26.21

                                       46


                  MSCI Pacific IX ND                                                                -25.40
                  MSCI Pakistan IX GD                                                               -23.32
                  MSCI Pakistan IX ID                                                               -34.61
                  MSCI Peru IX GD                                                                    19.92
                  MSCI Peru IX ID                                                                    15.27
                  MSCI Philippines FR DG                                                            -19.29
                  MSCI Philippines FR GD                                                            -19.70
                  MSCI Portugal IX GD                                                               -21.60
                  MSCI Portugal IX ID                                                               -23.01
                  MSCI Russia IX GD                                                                  55.85
                  MSCI Russia IX ID                                                                  53.17
                  MSCI Singapore Fr IX GD                                                           -23.42
                  MSCI Singapore Fr IX ID                                                           -25.02
                  MSCI South Africa IX GD                                                           -17.21
                  MSCI South Africa IX ID                                                           -20.27
                  MSCI Spain IX GD                                                                  -11.01
                  MSCI Spain IX ID                                                                  -12.78
                  MSCI Spain IX ND                                                                  -11.36
                  MSCI Sri Lanka IX GD                                                               44.27
                  MSCI Sri Lanka IX ID                                                               36.08
                  MSCI Sweden IX GD                                                                 -26.76
                  MSCI Sweden IX ID                                                                 -28.15
                  MSCI Sweden IX ND                                                                 -27.18
                  MSCI Swtzrlnd IX GD                                                               -21.08
                  MSCI Swtzrlnd IX ID                                                               -21.94
                  MSCI Swtzrlnd IX ND                                                               -21.38
                  MSCI Taiwan IX GD                                                                  10.47
                  MSCI Taiwan IX ID                                                                   8.77
                  MSCI Thailand Free IX GD                                                            5.25
                  MSCI Thailand Free IX ID                                                            2.90
                  MSCI Turkey IX GD                                                                 -32.66
                  MSCI Turkey IX ID                                                                 -33.73
                  MSCI UK IX GD                                                                     -14.05
                  MSCI UK IX ID                                                                     -16.07
                  MSCI UK IX ND                                                                     -14.05
                  MSCI USA IX GD                                                                    -12.03
                  MSCI USA IX ID                                                                    -13.23
                  MSCI USA IX ND                                                                    -12.39
                  MSCI Venezuela IX GD                                                               -6.62
                  MSCI Venezuela IX ID                                                              -10.04
                  MSCI World - UK IX GD                                                             -16.80
                  MSCI World - UK IX ID                                                             -18.03
                  MSCI World - UK IX ND                                                             -17.14
                  MSCI World - USA IX GD                                                            -21.16
                  MSCI World - USA IX ID                                                            -22.56
                  MSCI World - USA IX ND                                                            -21.40
                  MSCI World Free IX ND                                                             -16.82
                  MSCI World GDP Wt IX ID                                                           -19.15
                  Msci World Growth IX Id                                                           -20.14
                  MSCI World IX Free ID                                                             -17.83
                  MSCI World IX GD                                                                  -16.52
                  MSCI World IX ID                                                                  -17.83
                  MSCI World IX ND                                                                  -16.82
                  MSCI WORLD IX SC DGD IX                                                             1.23

                                       47


                  MSCI WORLD IX VALUE                                                               -14.54
                  MSCI WORLD VALUE IX ID                                                            -16.16
                  MSCI WORLD-USA GR IX GD                                                           -25.16
                  MSCI World-USA VL IX GD                                                           -17.47
                  MSCI Wrld - Austrl IX GD                                                          -16.76
                  MSCI Wrld - Austrl IX ID                                                          -18.05
                  MSCI Wrld - Austrl IX ND                                                          -17.06
                  MSCI WRLD EX USA SC GD                                                            -10.23
                  MSCI WRLD EX USA SC ID                                                            -12.35
                  MSCI WRLD EX USA SC ND                                                            -10.63
                  MSCI WRLD FINANCIALS GD                                                           -16.50
                  MSCI WRLD FINANCIALS ID                                                           -18.26
                  MSCI WRLD FREE GR DGD IX                                                          -19.17
                  MSCI WRLD HEALTHCARE GD                                                           -12.98
                  MSCI WRLD HEALTHCARE ID                                                           -14.00
                  MSCI WRLD INFO TECH GD                                                            -29.50
                  MSCI WRLD INFO TECH ID                                                            -29.74
                  MSCI WRLD TECH HDWR GD                                                            -36.22
                  MSCI WRLD TECH HDWR ID                                                            -36.49
                  MSCI WRLD TELECOM GD                                                              -23.22
                  MSCI WRLD TELECOM ID                                                              -26.41
                  NASDAQ 100 IX P                                                                   -32.65
                  NASDAQ Bank IX P                                                                   10.08
                  NASDAQ Composite IX P                                                             -21.05
                  NASDAQ Industrial IX P                                                             -6.33
                  NASDAQ Insurance IX P                                                               7.10
                  NASDAQ Natl Mkt Cmp IX                                                            -21.26
                  NASDAQ Natl Mkt Ind IX                                                             -6.65
                  NASDAQ Transport IX P                                                              10.73
                  Nikkei 225 Avg:Yen P                                                              -23.52
                  NYSE Composite P                                                                  -10.21
                  NYSE Finance IX P                                                                  -8.23
                  NYSE Industrials IX P                                                              -8.41
                  NYSE Transportation IX                                                             -5.18
                  NYSE Utilities IX P                                                               -25.13
                  Philippines Composite IX                                                          -21.84
                  PSE Technology IX P                                                               -15.59
                  Russell 1000 Grow Ix                                                              -20.91
                  Russell 1000 Grow IX Tr                                                           -20.42
                  Russell 1000 IX P                                                                 -13.61
                  Russell 1000 IX Tr                                                                -12.45
                  Russell 1000 Value Ix                                                              -7.41
                  Russell 1000 Value IX Tr                                                           -5.59
                  Russell 2000 Grow Ix                                                               -9.55
                  Russell 2000 Grow IX Tr                                                            -9.23
                  Russell 2000 IX P                                                                   1.02
                  Russell 2000 IX Tr                                                                  2.49
                  Russell 2000 Value Ix                                                              11.37
                  Russell 2000 Value IX Tr                                                           14.02
                  RUSSELL 2500 GROW IX P                                                            -11.11
                  RUSSELL 2500 GROW IX TR                                                           -10.83
                  RUSSELL 2500 IX P                                                                  -0.26
                  RUSSELL 2500 IX TR                                                                  1.22
                  RUSSELL 2500 VALUE IX P                                                             7.37

                                       48


                  RUSSELL 2500 VALUE IX TR                                                            9.74
                  RUSSELL 3000 GROW IX P                                                            -20.10
                  RUSSELL 3000 GROW IX TR                                                           -19.63
                  Russell 3000 IX P                                                                 -12.63
                  Russell 3000 IX Tr                                                                -11.46
                  RUSSELL 3000 VALUE IX P                                                            -6.20
                  RUSSELL 3000 VALUE IX TR                                                           -4.33
                  RUSSELL MDCP VALUE IX P                                                             0.21
                  RUSSELL MDCP VALUE IX TR                                                            2.33
                  Russell Midcap G IX TR                                                            -20.15
                  RUSSELL MIDCAP GR IX P                                                            -20.34
                  RUSSELL MIDCAP IX P                                                                -7.00
                  RUSSELL MIDCAP IX TR                                                               -5.62
                  RUSSELL SMCP CMPT GRO P                                                           -25.19
                  RUSSELL SMCP CMPT GRO TR                                                          -25.02
                  RUSSELL SMCP CMPT IX P                                                            -11.79
                  RUSSELL SMCP CMPT IX TR                                                           -10.70
                  RUSSELL SMCP CMPT VAL IX                                                            5.18
                  RUSSELL SMCP CMPT VAL P                                                             3.01
                  RUSSELL TOP 200 GRO IX P                                                          -21.03
                  RUSSELL TOP 200 GROW  IX                                                          -20.48
                  RUSSELL TOP 200 IX P                                                              -15.66
                  RUSSELL TOP 200 IX TR                                                             -14.57
                  RUSSELL TOP 200 VAL IX P                                                          -10.49
                  RUSSELL TOP 200 VALUE IX                                                           -8.79
                  S & P 100 Index TR                                                                -14.88
                  S & P 500 Daily Reinv                                                             -11.87
                  S & P 500 Index P                                                                 -13.04
                  S & P 500 Mnthly Reinv                                                            -11.88
                  S & P 500/BARRA G IX TR                                                           -12.73
                  S & P 500/BARRA V IX TR                                                           -11.71
                  S & P 600 Index P                                                                   5.73
                  S & P 600 Index Tr                                                                  6.51
                  S & P Financial IX P                                                              -10.31
                  S & P Financial IX Tr                                                              -8.79
                  S & P Industrial IX Tr                                                            -11.67
                  S & P Industrials P                                                               -12.74
                  S & P MC 400/BARRA G TR                                                            -7.97
                  S & P MC 400/BARRA V TR                                                             7.14
                  S & P Midcap 400 IX P                                                              -1.63
                  S & P Midcap 400 IX Tr                                                             -0.62
                  S & P SC 600/BARRA G TR                                                            -1.18
                  S & P SC 600/BARRA V TR                                                            13.10
                  S & P Transport Index P                                                            -1.16
                  S & P Transport IX Tr                                                              -0.24
                  S & P Utility Index P                                                             -32.52
                  S & P Utility Index Tr                                                            -30.43
                  SB Cr-Hdg Nn-US Wd IX Tr                                                            6.12
                  SB Cr-Hdg Wd Gv Bd IX Tr                                                            6.27
                  SB Non-US Wd Gv Bd IX Tr                                                           -3.54
                  SB Wd Gv Bd:Austrl IX Tr                                                           -4.17
                  SB Wd Gv Bd:Germny IX Tr                                                           -0.05
                  SB Wd Gv Bd:Japan IX Tr                                                            -9.95
                  SB Wd Gv Bd:UK IX Tr                                                                0.43

                                       49


                  SB Wd Gv Bd:US IX Tr                                                                6.73
                  SB World Govt Bond IX Tr                                                           -0.99
                  Straits Times Index                                                               -15.74
                  SWISS PERF:SFR IX TR                                                              -22.03
                  TAIWAN SE:T$ IX P                                                                  18.18
                  T-Bill 1 Year Index Tr                                                              3.29
                  T-Bill 3 Month Index Tr                                                             3.43
                  T-Bill 6 Month Index Tr                                                             3.37
                  Thailand Set Index                                                                 12.88
                  TOKYO 2ND SCT:YEN IX P                                                            -12.06
                  TOKYO SE(TOPIX):YEN IX P                                                          -19.59
                  TORONTO 300:C$ IX P                                                               -13.94
                  TORONTO SE 35:C$ IX P                                                              -6.26
                  Value Line Cmp IX-Arth                                                             10.88
                  Value Line Cmp IX-Geom                                                             -6.08
                  Value Line Industrl IX                                                             -6.06
                  Value Line Railroad IX                                                             32.45
                  Value Line Utilties IX                                                            -21.02

THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUST:
                  Real Estate Investment Trust Index                                              13.93

SALOMON SMITH BARNEY:
                  SSB World Ex U.S. Cap Range $2-$10 Billion                                      -15.49
                  SSB EMI Global Ex U.S.                                                          -14.66
                  SSB EMI World Ex U.S.                                                           -15.70
                  Salomon 30 Year Benchmark                                                        3.42

Each Russell Index listed above is a trademark/service mark of the Frank Russell Company. RussellTM is a trademark of the Frank Russell Company.

*in U.S. currency

PART C.  OTHER INFORMATION

ITEM 23. EXHIBITS [Note: As used herein, the term "PEA" refers to a post-effective amendment to the Registration Statement of the Registrant on Form N-1A under the Securities Act of 1933, No. 33-11351.]

(a) Amended and Restated Agreement and Declaration of Trust as amended on 7/28/2000. (Exhibit (a) to PEA #68)*

(b)(1) By-Laws of Registrant as amended through February 3, 1993. (Exhibit 2 to PEA #34).*
   (2)    Amendment to By-Laws dated February 4, 1998.  (Exhibit 2(a) to
          PEA #45.)*
   (3)    Amendment to By-Laws dated February 8, 2000.  (Exhibit to PEA
          #69)*
   (4)    Amendment to By-Laws dated September 28, 2000.  (Exhibit to PEA
          #69)*
   (5)    Amendment to By-Laws dated June 20, 2001.  (Exhibit to PEA #72)*

(c)       Form of Specimen of Share Certificate - filed as Exhibit 4 in Part C,
          Item 24(b) of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Liberty Funds Trust IV, (File Nos. 2-62492 and 811-2865), filed with the Commission on or about March 21, 1997, and is hereby incorporated by reference and made a part of this Registration Statement.

(d)(1) Management Agreement between Registrant and Stein Roe & Farnham Incorporated on behalf of Liberty Young Investor Fund, Liberty Growth Stock Fund, Liberty Global Thematic Fund and Liberty European Thematic Equity Fund dated November 1, 2001. (Exhibit to PEA
          #73)*
   (2) Amended Schedules A and B to the Management Agreement between Registrant and Stein Roe & Farnham Incorporated dated July 15, 2002. (Exhibit to PEA #75)*

(e)(1) Underwriting Agreement between Registrant and Liberty Funds Distributor, Inc. dated 8/4/99, as amended
          January 2, 2001.  (Exhibit to PEA # 70)*
   (2)    Amendment to Schedule A of Underwriting Agreement dated
          November 1, 2002.  (Exhibit to PEA #80)*

   (3) Specimen copy of selected dealer agreement. (Exhibit 6(b) to PEA #40.)*

(f)       None.

(g)(1)(a) Custodian contract between Registrant and State
          Street Bank and Trust Company dated October 10, 2001 - filed as Exhibit (g) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement.

      (b) Form of Revised Appendix A to Custodian Contract.
          (Exhibit to PEA #80)*

(h)(1)(a) Restated Transfer Agency Agreement between Registrant and
          SteinRoe Services Inc. dated 8/1/95, as amended
          1/2/01. (Exhibit to PEA #70)*
      (b) Joinder and Release Agreement with respect to Agency Agreement dated 12/18/00. (Exhibit to PEA # 70)*
      (c) Amendment to Restated Transfer Agency Agreement dated 7/1/01 - filed as Exhibit (h)(3)(c) in Part C, Item 23 of Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Income Trust (File Nos. 33-02633 and 811-4552), filed with the Commission on or about August 30, 2001 and is hereby incorporated by reference and made a part of this Registration Statement.
      (d) Amendment to Schedule B of Restated Transfer Agency Agreement dated November 1, 2002. (Exhibit to PEA #80)*
   (2)(a) Accounting and Bookkeeping Agreement between Registrant and Stein
          Roe & Farnham Incorporated dated 8/3/99 as amended.
          (Exhibit to PEA # 70)*
      (b) Assumption and Release Agreement with respect to Accounting and Bookkeeping Agreement dated 12/31/00. (Filed under Exhibit
          (d)(1)(b)).
      (c) Amendment to Accounting and Bookkeeping Agreement between
          Registrant and Stein Roe & Farnham Incorporated dated 7/1/01.
          (Exhibit to PEA #72)*
      (d) Amendment to Appendix I of Accounting and Bookkeeping Agreement dated November 1, 2002. (Exhibit to PEA #80)*
   (3)(a) Administrative Agreement between Registrant and Stein Roe &
          Farnham Incorporated 8/15/95, as amended.  (Exhibit to PEA # 70)*
      (b) Assumption and Release Agreement with respect to Administrative Agreement dated 12/31/00. (Filed under Exhibit (d)(1)(b)).
      (c) Amended Appendix A & Appendix B to Administrative Agreement between Registrant and Stein Roe & Farnham Incorporated dated
          11/1/02.  (Exhibit to PEA #80)*

(i)(1)    Opinions and Consents of Ropes & Gray.  (Exhibit 10(a) to PEA
          #34)*
   (2) Opinions and consents of Bell, Boyd & Lloyd with respect to SteinRoe Stock Fund (now named Liberty Growth Stock Fund) and Stein Roe Young Investor Fund. (Exhibit 10(b) to PEA #34)

   (3)    Consent of Bell Boyd & Lloyd LLC.

(j)(1)    Consent of Morningstar, Inc.  (Exhibit 11(b) to PEA #34).*
   (2)    Consent of PricewaterhouseCoopers LLP.

(k)       Not Applicable.

(l)       Not Applicable.

(m)       Rule 12b-1 Plan as
          amended and restated on November 4, 2002.  (Exhibit to PEA #80)*

(n) Rule 18f-3 Plan, amended and restated as of November 1, 2002. (Exhibit to PEA #80)*

(o)       Not Applicable.

(p)(1) Code of Ethics of Stein Roe & Farnham Incorporated, the Funds and Liberty Funds Distributor, Inc., effective January 1, 2001, as revised December 18, 2001 - filed as Exhibit (p) in Part C, Item 23 of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Income Trust (File Nos. 33-02633 and 811-4552), filed with the Commission on or about January

          29, 2002, and is hereby incorporated by reference and made a part of this Registration Statement.

Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, Salvatore Macera, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Joseph R. Palombo, Thomas E. Stitzel, Thomas C. Theobald and Anne-Lee Verville - filed in Part C, Item 23 of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about February 28, 2002, and is hereby incorporated by reference and made a part of this Registration Statement

---------
(*)   Incorporated by reference.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 25.  INDEMNIFICATION.

Article Tenth of the Agreement and Declaration of Trust of Registrant (Exhibit
(a)), which Article is incorporated herein by reference, provides that Registrant shall provide indemnification of its trustees and officers (including each person who serves or has served at Registrant's request as a director, officer, or trustee of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) ("Covered Persons") under specified circumstances.

Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Tenth shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Unless otherwise permitted under the 1940 Act, (i) Article Tenth does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Tenth unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel as expressed in a written opinion; and (iii) Registrant will not advance attorneys' fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non- party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily available facts (as opposed to a full trial- type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Any approval of indemnification pursuant to Article Tenth does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Tenth as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Article Tenth also provides that its indemnification provisions are not exclusive.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant, its trustees and officers, its investment adviser, the other investment companies advised by the advisor, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits, or proceedings. Registrant will not pay any portion of the premiums for coverage under such insurance that would (1) protect any trustee or officer against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (2) protect its investment advisor or principal underwriter, if any, against any liability to Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under its contract or agreement with the Registrant; for this purpose the Registrant will rely on an allocation of premiums determined by the insurance company.

Pursuant to the indemnification agreement among the Registrant, its transfer agent and its investment adviser dated July 1, 1995, the Registrant, its trustees, officers and employees, its transfer agent and the transfer agent's directors, officers and employees are indemnified by Registrant's investment advisor against any and all losses, liabilities, damages, claims and expenses arising out of any act or omission of the Registrant or its transfer agent performed in conformity with a request of the investment adviser that the transfer agent and the Registrant deviate from their normal procedures in connection with the issue, redemption or transfer of shares for a client of the investment adviser.

Registrant, its trustees, officers, employees and representatives and each person, if any, who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933 are indemnified by the distributor of Registrant's shares (the "distributor"), pursuant to the terms of the distribution agreement, which governs the distribution of Registrant's shares, against any and all losses, liabilities, damages, claims and expenses arising out of the acquisition of any shares of the Registrant by any person which (i) may be based upon any wrongful act by the distributor or any of the distributor's directors, officers, employees or representatives or (ii) may be based upon any untrue or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information, shareholder report or other information covering shares of the Registrant filed or made public by the Registrant or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading if such statement or omission was made in reliance upon information furnished to the Registrant by the distributor in writing. In no case does the distributor's indemnity indemnify an indemnified party against any liability to which such indemnified party would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its or his duties or by reason of its or his reckless disregard of its or his obligations and duties under the distribution agreement.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Stein Roe, the Registrant's investment advisor, is a wholly owned subsidiary of Liberty Funds Group LLC, which is a wholly owned subsidiary of Columbia Management Group, Inc., which is a wholly owned subsidiary of Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation.
Stein Roe acts as investment advisor to individuals, trustees, pension and profit-sharing plans, charitable organizations, and other investors. In addition to Registrant, it also acts as investment advisor to other investment companies having different investment strategies and policies.

For a two-year business history of certain officers and directors of Stein Roe, please refer to the Form ADV of Stein Roe and to the section of the statement of additional information (Part B) entitled "Investment Advisory and Other Services," or "Management of the Funds," as applicable.

Certain directors and executive officers of Stein Roe also serve and have during the past two years served, in various capacities as officers, directors, or trustees of the companies listed below and of the Registrant and other investment companies managed wholly or in part by Stein Roe. A list of such capacities is given below.


                                                                       POSITION FORMERLY
                                                                          HELD WITHIN
                                           CURRENT POSITION               PAST TWO YEARS
                                          -------------------            --------------
COLUMBIA MANAGEMENT GROUP, INC. (590 Madison Avenue - 36th Floor, New York, NY  10022)
Keith T. Banks                                  Director, Chairman, Pres., CEO
Roger A. Sayler                                 Director, Exec. V.P.
Joseph R. Palombo                               Director, Exec. V.P., COO
Jean S. Loewenberg                              Secretary, General Counsel

COLUMBIA MANAGEMENT COMPANY (1300 S.W. Sixth, Portland, OR 97201)
Keith T. Banks                                  Director, Chairman, Pres., CEO, CIO
Joseph R. Palombo                               Director, COO
Roger Sayler                                    Director

COLUMBIA FUNDS MANAGEMENT COMPANY (1300 S.W. Sixth, Portland, OR 97201)
Keith T. Banks                                  Director, Chairman, Pres., CEO, CIO
Joseph R. Palombo                               Director, COO
Roger Sayler                                    Director

FLEET INVESTMENT ADVISORS, INC. (100 Federal Street, Boston, MA 02110)
Keith T. Banks                                  Director, President
Joseph R. Palombo                               Director, Exec. V.P., COO
Roger Sayler                                    Director

PROGRESS INVESTMENT MANAGEMENT (71 Stevenson Street, Suite 1620, San Francisco, CA 94105)
Keith T. Banks                                  Director
Joseph R. Palombo                               Director

WAM ACQUISITION GP, INC. (227 West Monroe Street, Suite 3000, Chicago, Illinois 60606)
Keith T. Banks                                  Director
Joseph R. Palombo                               Director

NEWPORT PRIVATE EQUITY ASIA, INC. (580 California Street, Suite 1960, San Francisco, CA 94104)
Keith T. Banks                                  Director

NEWPORT PACIFIC MANAGEMENT, INC. (580 California Street, Suite 1960, San Francisco, CA 94104)
Keith T. Banks                                  Director, Chairman, President, CEO, CIO
Roger Sayler                                    Director, Exec. V.P.
Joseph R. Palombo                               Director
Charles Roberts                                 Managing Director
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

NEWPORT FUND MANAGEMENT, INC. (580 California Street, Suite 1960, San Francisco, CA 94104)
Keith T. Banks                                  Director, Chairman, President, CEO, CIO
Roger Sayler                                    Director, Exec. V.P.
Joseph R. Palombo                               Director
Charles Roberts                                 Managing Director
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

LIBERTY NEWPORT HOLDINGS LTD. (580 California Street, Suite 1960, San Francisco, CA 94104)
Keith T. Banks                                  Director
Joseph R. Palombo                               Director
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

LIBERTY ADVISORY SERVICES CORP. (One Financial Center, Boston, MA 02111)
Keith T. Banks                                  Director, Chairman, CEO, President, CIO
Joseph R. Palombo                               Director, COO
Roger Sayler                                    Director
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

FINANCIAL CENTRE INSURANCE AGENCY (One Financial Center, Boston, MA 02111)
Keith T. Banks                                  Director, President
Joseph R. Palombo                               Director
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

LIBERTY ASSET MANAGEMENT COMPANY (One Financial Center, Boston, MA 02111)
Keith T. Banks                                  Director, Chairman, President, CEO, CIO
Joseph R. Palombo                               Director, COO
Roger Sayler                                    Director
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

CRABBE HUSON GROUP, INC. (121 South West Morrison, Suite 1400, Portland, OR 97204)
Keith T. Banks                                  Director, Chairman, CEO, President
Joseph R. Palombo                               Director
Roger Sayler                                    Director
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

COLONIAL ADVISORY SERVICES, INC. (One Financial Center, Boston, MA 02111)
Keith T. Banks                                  Director, President, CEO, CIO
Joseph R. Palombo                               Director, COO
Roger Sayler                                    Director
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

LIBERTY FUNDS GROUP LLC (One Financial Center, Boston, MA 02111)
Keith T. Banks                                  Director, President
Joseph R. Palombo                               Director, Exec. V.P., CAA
Roger Sayler                                    Director
Philip J. Iudice                                Treasurer
Jean S. Loewenberg                              Secretary

LIBERTY FUNDS SERVICES, INC. (One Financial Center, Boston, MA 02111)
Joseph R. Palombo                               Director
Jean S. Loewenberg                              Secretary

COLONIAL MANAGEMENT ASSOCIATES, INC. (One Financial Center, Boston, MA 02111)
Keith T. Banks                                  President and CIO
Joseph R. Palombo                               Director, Exec. V.P.
Michael Bissonnette                             Senior Vice President
Bonny E. Boatman                                Senior Vice President
Frazier Evans                                   Senior Vice President
Leslie W. Finnemore                             Senior Vice President
Brian Good                                      Vice President
Erik Gustafson                                  Senior Vice President
Richard Hegwood                                 Vice President
Harvey B. Hirschhorn                            Senior Vice President
Michael T. Kennedy                              Senior Vice President
Jeffrey Kinzel                                  Senior Vice President
Maureen Newman                                  Senior Vice President
Scott B. Richards                               Senior Vice President
Roger Sayler                                    Director, Exec. V.P.
Scott Schermerhorn                              Senior Vice President
Gary Swayze                                     Senior Vice President
William Wadden                                  Vice President
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

LIBERTY-STEIN ROE FUNDS INCOME TRUST; LIBERTY-STEIN ROE FUNDS INVESTMENT
TRUST, LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST, LIBERTY-STEIN ROE FUNDS
INSTITUTIONAL TRUST, LIBERTY-STEIN ROE FUNDS TRUST, STEINROE VARIABLE
INVESTMENT TRUST, LIBERTY FLOATING RATE FUND, LIBERTY-STEIN ROE INSTITUTIONAL
FLOATING RATE INCOME FUND, STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY,
LIBERTY VARIABLE INVESTMENT TRUST, LIBERTY FUNDS TRUST I, LIBERTY FUNDS
TRUST II, LIBERTY FUNDS TRUST IV, LIBERTY FUNDS TRUST V, LIBERTY FLOATING
RATE ADVANTAGE FUND (One Financial Center, Boston, MA 02111)
Keith T. Banks                                  President
Jean S. Loewenberg                              Secretary
Joseph R. Palombo                               Trustee                        VP

GALAXY FUND, GALAXY VIP FUND (100 Federal Street, Boston, MA 02110)
Keith T. Banks                                  President
Jean S. Loewenberg                              Secretary
Joseph R. Palombo                               V.P.


ITEM 27. PRINCIPAL UNDERWRITERS

(a) Liberty Funds Distributor, Inc. (LFDI), a subsidiary of Colonial Management Associates, Inc., is the Registrant's principal underwriter. LFDI acts in such capacity for each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Variable Investment Trust, SteinRoe Variable Investment Trust, Liberty-Stein Roe Funds Income Trust, Liberty-Stein Roe Funds Municipal Trust, Liberty-Stein Roe Funds Investment Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, Liberty-Stein Roe Funds Trust, Libberty Floating Rate Advantage Fund, Wanger Advisors Trust and Liberty Acorn Trust.

(b) The table below lists each director or officer of the principal underwriter named in the answer to Item 20.

(1)                 (2)                   (3)

                    Position and Offices  Positions and
Name and Principal  with Principal        Offices with
Business Address*   Underwriter           Registrant
------------------  -------------------   --------------

Abusheery, Greg        V.P.                  None

Ahmed, Yakob           V.P.                  None

Aldi, Andrew           V.P.                  None

Anderson, Judith       V.P.                  None

Antone, Lewis E.       V.P.                  Asst. Secretary

Ash, James             V.P.                  None

Babbitt, Debra         Sr. V.P. and          None
                       Comp. Officer

Banks, Keith           Director              President

Ballou, Rick           Sr. V.P.              None

Bartlett, John         Managing Director     None

Blakeslee, James       Sr. V.P.              None

Blumenfeld, Alexander  V.P.                  None

Bozek, James           Sr. V.P.              None

Brown, Beth            Sr. V.P.              None

Campbell, Patrick      V.P.                  None

Claiborne, Doug        V.P.                  None

Climer, Quentin        V.P.                  None

Conley, Brook          V.P.                  None

Cook, Edward           V.P.                  None

Couto, Scott           V.P.                  None

Denny, Jeffrey         V.P.                  None

Desilets, Marian       V.P.                  Asst. Sec

Devaney, James         Sr. V.P.              None

DiMaio, Stephen        V.P.                  None

Doyle, Matthew         V.P.                  None

Emerson, Kim P.        Sr. V.P.              None

Evans, C. Frazier      Managing Director     None

Feldman, David         Managing Director     None

Feloney, Joseph        Sr. V.P.              None

Ferullo, Jeanne        V.P.                  None

Fisher, James          V.P.                  None

Ford, David            V.P.                  None

Fragasso, Philip       Managing Director     None

Gentile, Russell       V.P.                  None

Goldberg, Matthew      Sr. V.P.              None

Grace, Anthony         V.P.                  None

Gubala, Jeffrey        V.P.                  None

Guenard, Brian         V.P.                  None

Hartnett, Kelly        V.P.                  None

Helwig, Kevin          V.P.                  None

Hodgkins, Joseph       Sr. V.P.              None

Hussey, Robert         Managing Director     None

Iudice, Jr., Philip    Treasurer and CFO     None

Jackson, Lyman         V.P.                  None

Jarstfer, Marlys       V.P.                  None

Jones, Cynthia         V.P.                  None

Kelley, Terry M.       V.P.                  None

Loewenberg, Jean       Clerk                 Secretary

Lynch, Andrew          Managing Director     None

Lynn, Jerry            V.P.                  None

Marcelonis, Sheila     V.P.                  None

Marsh, Curtis          Sr. V.P.              None

Martin, Peter          Sr. V.P.              None

McCombs, Gregory       Sr. V.P.              None

Menchin, Catherine     Sr. V.P.              None

Miller, Anthony        V.P.                  None

Moberly, Ann R.        Sr. V.P.              None

Morse, Jonathan        V.P.                  None

Nickodemus, Paul       V.P.                  None

O'Shea, Kevin          Managing Director     None

Owen, Stephanie        V.P.                  None

Palombo, Joseph R.     Director and Chief    Trustee and
                       Operating Officer     Chairman of the Board

Piken, Keith           Sr. V.P.              None

Ratto, Gregory         V.P.                  None

Reed, Christopher B.   Sr. V.P.              None

Ross, Gary             Sr. V.P.              None

Santosuosso, Louise    Sr. V.P.              None

Schug, Derek           V.P.                  None

Schulman, David        Sr. V.P.              None

Scully-Power, Adam     V.P.                  None

Sellers, Gregory       V.P.                  None

Shea, Terence          V.P.                  None

Sideropoulos, Lou      Sr. V.P.              None

Sinatra, Peter         V.P.                  None

Soares, Jeffrey        V.P.                  None

Soester, Trisha        V.P.                  None

Sprieck, Susan         V.P.                  None

Studer, Eric           V.P.                  None

Sullivan, Paul         V.P.                  None

Tambone, James         CEO; Co-President;    None
                       Director

Tasiopoulos, Lou       Co-President;         None
                       Director

Torrisi, Susan         V.P.                  None

Vaughey, Andrew        V.P.                  None

Wagner, Rebecca        V.P.                  None

Waldron, Thomas        V.P.                  None

Walsh, Brian           V.P.                  None

Warfield, James        V.P.                  None

Wess, Valerie          Sr. V.P.              None

Yates, Susan           V.P.                  None

--------------------------
* The address for each individual is One Financial Center, Boston, MA 02111.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at One Financial Center, Boston, MA 02111. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's transfer agent, Liberty Funds Services, Inc., located at One Financial Center, Boston, MA 02111 or custodian, State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, MA 02171.

ITEM 29.  MANAGEMENT SERVICES.

Not Applicable.

ITEM 30.  UNDERTAKINGS.

Not Applicable.

                               ******************

                                     NOTICE

A copy of the Agreement and Declaration of Trust, as amended, of Liberty-Stein Roe Funds Investment Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Liberty-Stein Roe Funds Investment Trust, certifies that it meets all of the requirements for effectiveness of these Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No. 81 to its Registration Statement under the Securities Act of 1933 and Amendment No. 82 to its Registration Statement under the Investment Company Act of 1940, to be signed in this City of Boston, and The Commonwealth of Massachusetts on this 27th day of January, 2003.

                                   LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST


                                   By: /s/KEITH T. BANKS
                                      Keith T. Banks, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in their capacities and on the date indicated:


Signature                        Title                      Date
------------------------    ---------------------     --------------

/s/KEITH T. BANKS           President                  January 27, 2003
Keith T. Banks              (Principal
                            Executive Officer)



/s/J. KEVIN CONNAUGHTON     Chief Financial            January 27, 2003
J. Kevin Connaughton        Officer (Principal
                            Financial Officer)




/s/VICKI L. BENJAMIN        Controller and Chief
Vicki L. Benjamin           Accounting Officer         January 27, 2003
                            Principal Accounting Officer)

DOUGLAS A. HACKER*          Trustee
----------------------
Douglas A. Hacker


JANET LANGFORD KELLY*       Trustee
----------------------
Janet Langford Kelly


RICHARD W. LOWRY*           Trustee
----------------------
Richard W. Lowry


SALVATORE MACERA*           Trustee
----------------------
Salvatore Macera


WILLIAM E. MAYER*           Trustee                    */s/VINCENT PIETROPAOLO
-----------------------                                Vincent Pietropaolo
William E. Mayer                                              Attorney-in-fact

                                                       January 27, 2003

DR. CHARLES R. NELSON*      Trustee
----------------------
Dr. Charles R. Nelson


JOHN J. NEUHAUSER*          Trustee
----------------------
John J. Neuhauser


JOSEPH R. PALOMBO*          Trustee
----------------------
Joseph R. Palombo


THOMAS E. STITZEL*          Trustee
----------------------
Thomas E. Stitzel


THOMAS C. THEOBALD*         Trustee
----------------------
Thomas C. Theobald


ANNE-LEE VERVILLE*          Trustee
----------------------
Anne-Lee Verville

                                  EXHIBIT INDEX

                                      *****

(i) (3)  Consent of Bell, Boyd & Lloyd LLC.

(j) (2)  Consent of PricewaterhouseCoopers LLP.